                                                                  10. (iv)(H)(3)



                      MONTGOMERY WARD & CO., INCORPORATED
                                 SAVINGS PLAN



                        (AMENDED AND RESTATED EFFECTIVE
                             AS OF JANUARY 1, 1998)

               Montgomery Ward & Co., Incorporated Savings Plan

                               TABLE OF CONTENTS
                               -----------------

Section                                                                     Page
-------                                                                     ----
1    Purpose.............................................................      1

2    Definitions.........................................................      3

3    Membership..........................................................     13

4    Required Basic Contributions........................................     17

5    Pre-Tax Supplemental Contributions
     and After-Tax Supplemental Contributions............................     18

6    Company Contributions...............................................     23

7    Transfer of Amounts Attributable to Members'
     Contributions and Profit-Sharing Plan Balances
     Under the Retirement Security Plan..................................     32

8    Transfer of Amounts Attributable to Members'
     Account Balance Under the Lechmere Plan.............................     34

9    Investment of Contributions.........................................     36

10   Valuations and Maintenance of Members' Accounts.....................     38

11   Eligibility for Benefits............................................     41

12   Method of Payment of Benefits.......................................     49

13   Maximum Amount of Allocation........................................     54

14   Designation of Beneficiaries........................................     55

15   Loans to Members....................................................     56

16   Administration of the Plan..........................................     59

17   Termination of Employer Participation...............................     66

18   Amendment or Termination of the Plan and Trust......................     68

19   General Limitations and Provisions..................................     70

20   Top Heavy Provisions................................................     74

                              SECTION 1 PURPOSE

     1.1 The purpose of the Plan is to encourage Associates to make and continue careers with the Company by providing Eligible Associates with a convenient way to save on a regular and long-term basis, all as set forth herein, and in the Trust adopted as a part of this Plan. This Plan is an amendment and restatement of the Montgomery Ward & Co., Incorporated Savings Plan, as amended.

          The benefits provided under this Plan are supplemented by the transfer to the Trust of amounts attributable to Associate contributions under this Plan made after December 31, 1980 and before April 1, 1983, by amounts attributable to the Profit-Sharing Plan Balances under certain defined benefit pension plans maintained by the Company for the benefit of eligible Associates, and by the transfer to the Trust of account balances under the Lechmere Plan. This Plan, and the Trust established thereunder, are intended to qualify as a plan and trust which meet the requirements of Sections 401(a), 401(k), 401(m) and 501(a), respectively, of the Internal Revenue Code of 1986, as now in effect or hereafter amended, or any other applicable provisions of law including, without limitation, the Employee Retirement Income Security Act of 1974, as now in effect or hereafter amended. The rights of any person who terminated employment or who retired on or before the effective date of a particular amendment, including his eligibility for benefits and the time and form in which benefits, if any, will be paid, shall be determined solely under the terms of the Plan as in effect on the date of his termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Member.

     1.2 Although this restatement is generally effective January 1, 1998, the inclusion of amendments to conform with applicable laws and other changes to the Plan necessitates different effective dates for certain Plan provisions. Accordingly, notwithstanding the general effective date of this restatement, certain Plan sections herein have special effective dates as described therein, including, but not limited to, the following Plan sections which have special effective dates:

          Sections                                    Effective Date
          --------                                    --------------
             2.22                                     July 1, 1997
             2.23                                     January 1, 1997
             2.24(last sentence only)                 January 1, 1996
             2.36                                     July 1, 1997
             2.37                                     July 1, 1997
             2.45                                     January 1, 1996
             2.50                                     July 1, 1997
             2.52                                     July 1, 1997
             2.60(last two sentence only)             January 1, 1996
             3.1(b)(second sentence only)             July 1, 1997
             3.1(d)                                   January 1, 1996
             3.1(e)                                   July 1, 1997
             4.1(last sentence only)                  July 1, 1997
             5.1(a)(second sentence only)             July 1, 1997
             5.1(b)(i) and (v)                        January 1, 1997
             5.1(b)(iv)                               July 1, 1997
             6.1(a) and (b)                           July 1, 1997
             6.3(a) and (c)                           January 1, 1997
             6.3(b)                                   July 1, 1997
             6.4(last sentence only)                  February 3, 1997
             7                                        June 30, 1994
             9.2                                      July 1, 1997
             9.3                                      July 1, 1997
            10.6                                      January 1, 1996
            11.2                                      July 1, 1997
            11.2(last ten sentences only)             July 1, 1994
            11.6(c)                                   July 1, 1997
            11.6(e)                                   July 1, 1997
            11.6(g)                                   July 1, 1997
            12.1(d)                                   January 1, 1993
            12.3(second sentence only)                January 1, 1996
            15.6(second sentence only)                December 12, 1994
            18.1(first sentence only)                 July 1, 1997
            19.6(b)                                   August 5, 1997
            19.10                                     December 12, 1994

                            SECTION 2  DEFINITIONS

         When used herein the following terms shall have the following meanings:

         2.1 "Account" means the account established and maintained in respect of a Member pursuant to Section 3.7.

         2.2 "Administrative Director" means the Administrative Director of the Plan appointed by the Committee in accordance with Section 16.3 hereof.

         2.3 "Affiliate" means any corporation which is a member of a controlled group of corporations, as determined in accordance with Section 414(b) of the Code, which includes the Company; any trade or business (whether or not incorporated) which, as defined in Section 414(c) of the Code is under common control with the Company, any organization (whether or not incorporated) which is a member of an affiliated service group as defined in Section 414(m) of the Code, which includes the Company, and any other entity required to be aggregated with the Company pursuant to Regulations under Section 414(o) of the Code. For purposes of Section 13, Section 414(b) and (c) of the Code shall be applied as modified by Section 415(h) of the Code.

         2.4 "After-Tax Supplemental Contribution" and "After-Tax Supplemental Contribution Account" mean those Member contributions made on or before June 30, 1994 pursuant to Section 5.1(c) and that portion of the Member's Account to which such contributions are credited.

         2.5 "Basic Contribution" and "Basic Contribution Account" mean those Member contributions made pursuant to Section 4.1 and that portion of the Member's Account to which such contributions are credited. For purposes of Sections 9.2, 9.3, 9.4, 9.5, 11.6(c) and 12, the Basic Contributions made while an Associate of Signature shall be treated as either After-Tax Supplemental Contributions or Pre-Tax Supplemental Contributions, as appropriate.

         2.6 "Beneficiary" means the beneficiary or beneficiaries designated by a Member pursuant to Section 14 to receive the amount, if any, payable under the Plan upon the death of such Member.

         2.7 "Benefit Derived from Associate Contributions" means the Benefit Derived from Associate Contributions as determined by enrolled actuaries under the Retirement Security Plan as of March 31, 1983.

         2.8   "Board of Directors" means the Board of Directors of Ward.

         2.9 "Break in Service" means the year during which or immediately after which an Associate terminates Service and does not perform Service during at least 12 weeks. Notwithstanding the preceding sentence, any Associate who actually performs at least 500 Hours of Service during any Plan Year, as determined by the Committee in accordance with the Regulations, shall not be considered as having incurred a Break in Service. Solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Committee in accordance with this Section 2.10 and the Code and Regulations, provided, however, that the total Hours of Service so credited shall not exceed 501 hours and that the individual timely provide the Committee with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited entirely (a) in the Plan Year in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such year, or (b) in the following Plan Year. For purposes of this Section 2.9, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child or the placement of a child with the individual in connection with adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.

         2.10 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

         2.11  "Committee" means the Benefit Plans Committee provided for in
Section 16. For purposes of ERISA, the members of the Benefit Plans Committee shall be the named fiduciaries (with respect to the matters for which they are hereby made responsible under the Plan) of the Plan, and shall be the administrator of the Plan.

         2.12 "Company" means Montgomery Ward & Co., Incorporated and each other Participating Company, or any of them.

         2.13 "Compensation" means for each Plan Year, an Associate's first $150,000 (adjusted for cost of living to the extent permitted by the Code and Regulations) of compensation, including salary, wages, overtime premium, commissions, holiday pay, vacation pay, bonuses, cash incentives other than from contests, and salary continuance, paid or payable to or on behalf of, or otherwise includable in the gross income of an Associate for Service while an Associate and a Member during that Plan Year, as determined by the Committee. Compensation shall not include amounts contributed to the Trust Fund pursuant to the Plan or paid or contributed to any group insurance plan or other employee benefit plan, if any, established or maintained by the employer of an individual, and excludable from his or her gross income, other than amounts contributed on behalf of a Member under Section 5.1 of the Plan.

         2.14 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         2.15 "Distributee" means an Associate or former Associate. In addition, the Associate's or former Associate's surviving Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

         2.16 "Effective Date" means January 1, 1998, the general effective date of this amendment and restatement.

         2.17  "Electric Ave." means Electric Ave. and More.

         2.18 "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         2.19 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         2.20 "Employee", "Associate", "Eligible Employee" or "Eligible Associate" means any individual who is employed by the Company, as determined by the Committee, excluding (a) any associate who is included in a unit of associates covered by a negotiated collective bargaining agreement which does not provide for his membership in the Plan, (b) any associate who actively participates in any other tax-qualified pension or profit-sharing plan maintained by the Company (other than the Jefferson Stores Plan and the Retirement Security Plan), (c) any associate of a division of the Company which the Committee has determined to treat as though it is an Affiliate which is not a Participating Company and (d) any nonresident alien. Notwithstanding the foregoing, associates who are on the Company payroll and who work at Montgomery Ward (Hong Kong) Limited shall be eligible to become a Member. A director of the Company is not eligible to become a Member unless he is also an Associate.

         2.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

         2.22 "Full-Time" means an Associate who is classified as working 30 hours or more per week on a continuing basis.

         2.23 "Highly Compensated Associate" means effective January 1, 1997 an Associate or Member who (a) was a five percent owner at any time during the Plan Year or the preceding Plan Year, or (b) for the preceding Plan Year (i) had compensation (as defined under Section 415(c)(3) of the Code) from the Company in excess of $80,000 (as adjusted for increases in the cost of living in accordance with Section 414(q)(1) of the Code), or (ii) if the Committee in its sole discretion elects the application of this Subsection (ii) for the preceding Plan Year, was in the group consisting of the top 20% of employees when ranked on the basis of compensation (as defined under Section 415(c)(3) of the Code) paid in the preceding Plan Year.

         2.24 "Hours of Service" means any hour during which an Associate performs Service (or is treated as performing Service under Section 2.47) and for which he is paid, or entitled to payment for the performance of duties for the Company (including back pay irrespective of mitigation of damages). In addition, Hours of Service shall also include up to 501 hours of non-working time during any single continuous period of absence which does not otherwise constitute Service, but for which an Associate is directly or indirectly paid or entitled to payment. The determination of Hours of Service to be credited hereunder shall be made by the Committee in accordance with the Regulations, including Sections 2530.200b-2(b) and (c) of the Labor Department Regulations and Sections 825.214 through 825.216 of the Family and Medical Leave Act ("FMLA") Regulations. For purposes of determining the Associate's membership under Section 3, for purposes of determining the Associate's nonforfeitable interest in amounts under Section 11 or for purposes of determining both the Associate's eligibility for membership and nonforfeitable interest in amounts, an Associate shall be entitled to be credited with Hours of Service to which the Associate was credited as an employee of any organization which operated any trade or business, or any separate unit of a trade or business, substantially acquired by the Company, but only to the extent so provided by appropriate action of the Committee.

         2.25 "Investment Fund" means the Funds provided for in Section 9 or any of them.

         2.26 "Investment Manager" means an Investment Manager, as that term is defined in ERISA, appointed by the Trustees in accordance with Section 16.2 hereof.
         2.27 "IRS" means the United States Internal Revenue Service.

         2.28 "Jefferson Stores Plan" means the Retirement Plan for Employees of Jefferson Stores, Inc., as amended effective January 1, 1984.

         2.29 "Labor Department" means the United States Department of Labor.

         2.30 "Lechmere" means Lechmere, Inc.

         2.31 "Lechmere Plan" means the Lechmere, Inc. Supplemental Retirement and Savings Plan, as amended and restated as of February 28, 1994.

         2.32 "Lechmere Account" means the account, if any, established and maintained as part of a Member's Account to reflect amounts transferred with respect to a Member's Account Balance under the Lechmere Plan pursuant to
Section 8.2.

         2.33 "Matching Contribution" and "Matching Contribution Account" mean those contributions made pursuant to Section 6.1 and that portion of a Member's Account to which such contributions are credited.

         2.34 "Member" means any Associate who is enrolled in the membership of the Plan as provided in Section 3.

         2.35 "Participating Company" means any company which is an Affiliate, designated by the Board of Directors as such, the board of directors or equivalent governing body of which shall adopt the Plan by appropriate action and the Associates of which shall be eligible to participate in the Plan in the manner and to the extent determined by the Board of Directors so long as that company remains so designated. Any such company so designated and which adopts the Plan shall be deemed thereby to appoint Ward, the Committee, the Administrative Director and the Trustees its exclusive agents to exercise on its behalf all of the powers conferred hereby or by the Trust upon the Company, the Committee, the Administrative Director and the Trustees, respectively, and shall make its allocable contributions to the Plan. The authority of Ward, the Committee, the Administrative Director and the Trustees, respectively, to act as such agent shall continue until the Plan has terminated as to such company and the relevant Trust Fund assets have been distributed by the Trustees as provided in Section
18.4 hereof.

         2.36 "Part-Time" means an Associate who is classified as working less than 30 hours per week on a continuing basis.

         2.37 "Plan" means the Montgomery Ward & Co., Incorporated Savings Plan, as the same may be amended from time to time.

         2.38 "Plan Year" means the calendar year.

         2.39 "Pre-Tax Supplemental Contribution" and "Pre-Tax Supplemental Contribution Account" mean those Member contributions made pursuant to Section 5.1(a) and that portion of the Member's Account to which such contributions are credited.

         2.40 "Profit Sharing Contribution" and "Profit Sharing Contribution Account" mean those contributions made pursuant to Section 6.2 and that portion of the Member's Account to which such contributions are credited.

         2.41 "Profit-Sharing Plan Balance" means the fair market value of the amounts credited to a Member's account under the Retirement Security Plan which were transferred to the Retirement Security Plan and attributable to a Member's service under the Montgomery Ward & Co., Incorporated Profit-Sharing Plan as of December 31, 1974, reduced by any portion thereof withdrawn prior to the Effective Date, plus interest on such net amount compounded annually at the rate of six percent per annum from December 31, 1974 to the date such amount was transferred to the Trust from the Retirement Security Plan pursuant to Section 7.

         2.42 "Profit-Sharing Plan Balance Account" means the account, if any, established and maintained as a part of a Member's Account to reflect amounts transferred with respect to a Member's Profit-Sharing Plan Balance pursuant to
Section 7.

         2.43 "Regulations" means the applicable regulations issued under the Code, ERISA or other applicable law, by the IRS, the Labor Department or any other governmental authority and any proposed or temporary regulations or rules promulgated by such authorities pending the issuance of such regulations.

         2.44 "Retirement Security Plan" means the Montgomery Ward & Co., Incorporated Retirement Security Plan, effective January 1, 1998, and as amended from time to time.

         2.45 "Rollover Contribution" and "Rollover Contribution Account" means those contributions made pursuant to Section 10.6 and that portion of the Member's Account to which such contributions are credited.

         2.46 "Salary Reduction Account" means the salary reduction account, if any, established and maintained as part of a Member's Account to reflect salary reduction contributions contributed to the Plan prior to January 1, 1989.

         2.47 "Service" means employment with the Company or with any Affiliate. Service shall also include the following:

              (a) Any authorized leave of absence under rules determined by the Committee, which are uniformly applicable to all associates similarly situated and in accordance with the Regulations (including Sections 2530.200b-2(b) and (c) of the Labor Department Regulations and Sections
         825.214 through 825.216 of the FMLA Regulations; provided the associate returns to active Service within the period authorized for such leave;

              (b) Service in any of the United States Armed Forces, if and to the extent required by the Military Selective Service Act, as amended, the FMLA, the Uniformed Services Employment and Reemployment Rights Act of 1994 or any other federal law, or as otherwise recognized by the Committee;

               (c) Any period of layoff not in excess of 90 days during which the associate retains reemployment rights and provided that the associate reports to work after recall and within the 90 day period;

               (d) Any period of suspension of participation, as provided for in Section 5.2 hereof; and

               (e) Any period of a Member's prior employment by any organization upon such terms and conditions as the Committee may approve and subject to any required IRS approval.

        2.48 "Signature" means Signature Financial/Marketing, Inc., the subsidiaries of Signature Financial/Marketing, Inc. which are Participating Employers, and the subsidiaries of the subsidiaries of Signature
Financial/Marketing, Inc. which are Participating Employers.

         2.49 "Spouse" means the legal spouse of a Member as determined in accordance with applicable state law.

         2.50 "Supplemental Matching Contribution" and "Supplemental Matching Contribution Account" mean those contributions made for periods beginning on or after July 1, 1997, pursuant to Section 6.1, if any, and that portion of a Member's Account to which such contributions are credited.

         2.51 "Surviving Spouse" means the survivor of a deceased former Member to whom such deceased former Member had been legally married (as determined by the Committee) on the earlier of (a) the time payments commenced under the Plan or (b) for at least one year at the date of the Member's death.

         2.52 "Temporary" means an Associate who is employed for a period of less than 90 days.

         2.53 "Transferred Contribution Account" means the account, established and maintained as part of a Member's Account, to reflect amounts transferred with respect to a Member's Benefit Derived from Associate Contributions, pursuant to Section 7.

         2.54 "Trust" or "Trust Fund" means the trust established by the Company as a part of the Plan.

         2.55  "Trustees" means the trustees of the Trust.

         2.56 "Unit" means the unit measuring the value of a Member's proportionate interest in the Investment Funds.

         2.57 "Valuation Date" means the last day of each Plan Year and the last day of any month or months in a Plan Year as the Committee in its discretion may from time to time determine or any other day as the Committee in its discretion may from time to time determine.

         2.58 "Ward" means Montgomery Ward & Co., Incorporated, an Illinois corporation, and any successor to all or substantially all of its business and assets.
         2.59 "Year" means the 12 consecutive month period beginning on the date an Associate's Service commenced or recommenced after a Break in Service, as determined by the Committee, or an anniversary date thereof.

         2.60 "Year of Service" means a Year in which an Associate performs 1,000 Hours of Service. For purposes of determining Years of Service under Sections 3 and 11, each Member who was employed by Amoco Oil Company or its affiliates on December 31, 1995 and who became an Associate of Signature, on January 1, 1996 in connection with the Stock Purchase Agreement By and Between Amoco Oil Company, Amoco Oil Holding Company, Montgomery Ward & Co., Incorporated and Signature Financial/Marketing, Inc., dated December 29, 1995 shall have all years of service with Amoco Oil Company or its affiliates treated as Years of Service with the Company. Also, for purposes of determining Years of Service under Sections 3 and 11, each Member who was an employee of Emanacom Data Services Inc. on July 16, 1996 and who became an Associate of Signature on July 16, 1996 shall have all years of service with Emanacom Data Services Inc. treated as Years of Service with the Company.

                             SECTION 3  MEMBERSHIP


    3.1 (a) Subject to the following provisions of this Section 3, each Associate who was a Member of the Plan immediately prior to the Effective Date shall continue to be a Member on and after the Effective Date. Each other Eligible Associate in Service immediately prior to the Effective Date, but who was not a Member of the Plan, shall be eligible for membership in the Plan on the later of the Effective Date or the first day of the month following the date on which he satisfies the requirements for membership in the Plan as set forth in Section 3.1(b).

        (b) Each Associate who commences Service on or after the Effective Date shall be eligible to participate in the Plan (other than with respect to contributions made under Sections 7 and 8 of the Plan), subject to the following provisions of this Section 3 and provided he is then an Eligible Associate, on the first day of the month following the later of (i) the date on which he attains age 21, or (ii) the date on which he completes one Year of Service. An Eligible Associate who is not employed by either Electric Ave., Signature or Lechmere shall become eligible to receive Supplemental Matching Contributions as provided in Section 6.1 beginning with the first full pay period which occurs in the month following the later of (i) the date on which the Eligible Associate attains age 21, or (ii) the date on which he completes one Year of Service. If an individual becomes an Eligible Associate after the later of the dates specified in (i) and (ii) above and after completing one Year of Service, he shall be eligible to participate in the Plan as of the first day of the month following the date on which he becomes an Eligible Associate. Notwithstanding the above, with respect to transfers made under Sections 7 and 8 of the Plan, the individual with respect to which such transfers are made shall be treated as a Member with respect to such transfers.

        (c) Notwithstanding the foregoing, each participant in the Lechmere Plan on July 1, 1994 shall become a Member in the Plan as of July 1, 1994.

          (d) Notwithstanding the foregoing, each participant in the Amoco Employee Savings Plan ("Amoco Plan") on December 31, 1995 and each participant in the Amoco Oil Company Retirement Plan ("Amoco Oil Plan") on December 31, 1995 who became an Associate of Signature on January 1, 1996 (or, with respect to a participant in the Amoco Plan or the Amoco Oil Plan on December 31, 1995 who on January 1, 1996 was on medical, military, personal, educational or family leave status from Amoco Oil Company or its affiliates, who became an Associate of Signature on any date prior to January 1, 1997), shall be eligible to become a Member in the Plan as of the first day of the first month following the date he becomes an Associate of Signature even if such Associate shall have had less than one Year of Service, in which case such Associate shall be granted one Year of Service credit for purposes of eligibility and shall be deemed to be age 21 for purposes of Section 3, unless such Associate is a Highly Compensated Associate. Notwithstanding the foregoing, each employee of Emanacom Data Services Inc. on July 16, 1996 who became an Associate of Signature on July 16, 1996 shall become a Member in the Plan as of the first day of the first month following July 16, 1996.

          (e) Notwithstanding the foregoing, with respect to periods beginning on or after July 1, 1997, each Full-Time Associate who is not a Temporary Associate, who is not employed by either Electric Ave., Signature or Lechmere and who has attained the age of 21 shall be eligible to participate in the Plan solely with respect to Sections 4 and 5, in the manner described therein, as of the first day of the fourth calendar month following commencement of such Associate's employment with the Company. Solely with respect to contributions made to the Plan on behalf of an Associate who has not yet met the eligibility requirements of Section 3.1(b) pursuant to Sections 4, 5 and 10.6, (which relates to rollover contributions), such an Associate shall be treated as a Member with respect to such contributions.

          (f) Notwithstanding the foregoing, each Associate who is employed by the Company at Montgomery Ward & Co., Incorporated Romeoville, Illinois Distribution Center on September 2, 1997, shall be eligible to participate in the Plan as of such date.

     3.2 An Eligible Associate shall be enrolled in the membership of the Plan as of the first day of the month coincident with or next following the date on which he becomes eligible for membership and duly files the written enrollment form prescribed by the Committee.

     3.3 An Eligible Associate shall duly file the prescribed written enrollment form, in accordance with procedures adopted by the Committee. The written enrollment form shall include an election to reduce the Member's Compensation, specifying the amount of his contributions under Sections 4.1 and 5.1, and authorizing any necessary payroll deductions, an investment direction, a beneficiary designation, and an agreement to be bound by all the terms and conditions of the Plan and Trust and any agreement with any other funding agency, including an insurance company, constituting a part of the Plan and Trust Fund. If a Member does not elect to reduce his Compensation in his application, he shall, notwithstanding any provisions of the Plan to the contrary, be entitled solely to the benefits provided under Sections 7.3 and 8.4, if applicable.

     3.4 The Committee shall notify each Associate when he becomes eligible for membership, shall furnish an enrollment application form, and shall take any other necessary or appropriate action to enroll each Associate eligible to be enrolled under Section 3. If it is determined that an Eligible Associate has not been enrolled in the membership of the Plan due to error, such Associate may be retroactively enrolled. The Account of an Associate who is retroactively enrolled shall upon such enrollment, consist solely of the aggregate amount of contributions which would have been allocated to his Account had he been enrolled when first eligible, which shall be paid within the time and upon the conditions prescribed by the Committee under rules of uniform applicability to all such Associates.

         3.5 The membership of a Member shall cease upon payment to the Member of the entire balance in his Account or upon the Member's death prior to such payment.

         3.6 If a Member who terminates Service and incurs a Break in Service shall again become an Associate, he shall become eligible for membership in the Plan as of the first day of the month coincident with or next following the date he again became an Eligible Associate.

         3.7 The Committee shall establish and maintain or cause to be established and maintained in respect to each Member an Account showing his interest under the Plan and in the Trust Fund (including separate accounts showing his respective interests, if any, in each of the Investment Funds) with respect to (a) pre-tax contributions made under Section 4.1, (b) after-tax contributions made under Section 4.1, (c) contributions made under Sections 5.1(a) and 5.1(c), (d) contributions made under Sections 6.1 and 6.2, (e) all amounts transferred to the Plan pursuant to Sections 7 and 8 and (f) all amounts contributed to the Plan prior to the Effective Date and all other relevant data pertaining thereto. Each Member shall be furnished with a written statement of his Account at least annually and upon any distribution to him. In maintaining the Accounts under the Plan or causing them to be maintained, the Committee can conclusively rely on the valuations of the Trust Fund in accordance with the Plan and the terms of the Trust.

         3.8 The establishment and maintenance of, or allocations and credits to, the Account of any Member shall not vest in any Member any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.

                    SECTION 4  REQUIRED BASIC CONTRIBUTIONS

         4.1 Each Member other than a Member working at Electric Ave. is required to contribute an amount equal to three percent of his Compensation. Commencing on or after January 1, 1989, these required Basic Contributions shall be made on an after-tax basis. Prior to January 1, 1989, required Basic Contributions were made on a salary-reduction basis. No Member working at Electric Ave. is permitted to make Basic Contributions. Notwithstanding the foregoing, with respect to periods beginning on or after July 1, 1997, each Full-Time Associate who is not a Temporary Associate, who is not employed by Electric Ave., Signature or Lechmere and who has not yet met the eligibility requirements of Section 3.1(b) may contribute an amount equal to not less than nor more than three percent of his Compensation on an after-tax basis.

                 SECTION 5  PRE-TAX SUPPLEMENTAL CONTRIBUTIONS
                   AND AFTER-TAX SUPPLEMENTAL CONTRIBUTIONS

         5.1 (a) A Member may elect to reduce his Compensation by an amount not less than one percent and not more than 10% of such Compensation for such Plan Year in any whole percentage in accordance with procedures adopted by the Committee, which procedures may include limitations on the elections of Highly Compensated Associates, and the Employer shall contribute such amount to the Plan on behalf of the Member as a Pre-Tax Supplemental Contribution. Notwithstanding the foregoing, with respect to periods beginning on or after July 1, 1997, each Full-Time Associate who is not a Temporary Associate, who is not employed by either Electric Ave., Signature or Lechmere and who has not yet met the eligibility requirements of Section 3.1(b) and who has made Basic Contributions as provided in Section 4.1, may elect to reduce his Compensation by an amount not less than one percent and not more than 10% of such Compensation for such Plan Year in any whole percentage in accordance with procedures adopted by the Committee, which procedures may include limitations on the elections of Highly Compensated Associates, and the Employer shall contribute such amount to the Plan on behalf of the Associate as a Pre-Tax Supplemental Contribution. Notwithstanding the foregoing, the Committee may amend or revoke a Member's election to reduce his Compensation if such revocation or amendment is necessary to ensure that a Member's contributions for any Plan Year will not exceed the limitations of Section 415 of the Code, to ensure that the discrimination tests of Section 401(k) of the Code are met for such Plan Year, to ensure that no more than $7,000, as adjusted for increases in the cost of living in accordance with Section 402(g)(5) of the Code, is deferred by any Member for any calendar year, or, to ensure that the Company contributions for the Plan Year do not exceed the amount deductible by the Company with respect to such year for federal income tax purposes under section 404(a)(3)(A) of the Code. In the event that the aggregate amount of Pre-Tax Supplemental Contributions for a Member exceeds the limitation of Section 402(g)(5) of the Code, the amount of such excess ("excess deferrals"), increased by any income and decreased by any losses attributable thereto, shall be refunded to the Member no later than the April 15th of the calendar year following the calendar year for which the Pre-Tax Supplemental Contributions were made. If a Member also participates, in any calendar year, in any other plans subject to the limitations set forth in
         Section 402(g) of the Code and has made excess deferrals under this Plan when combined with the other plans subject to such limits, to the extent the Member, in writing submitted to the Committee no later than the March 1 of the Plan Year following the Plan Year for which the Pre-Tax Supplemental Contributions were made, designates any Pre-Tax Supplemental Contributions under this Plan as excess deferrals, the amount of such designated excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Member no later than the April 15th of the calendar year following the calendar year for which the Pre-Tax Supplemental Contributions were made.

                           (b)(i) Effective January 1, 1997, notwithstanding any
                  other provision of this Section 5.1, the actual deferral percentage for the Plan Year for Highly Compensated Associates who are eligible to participate in the Plan shall not exceed the greater of the following actual deferral percentage tests:
                  (A) the actual deferral percentage for the preceding Plan Year of those Eligible Associates who are not Highly Compensated Associates multiplied by 1.25; or (B) the actual deferral percentage for the preceding Plan Year of those Eligible Associates who are not Highly Compensated Associates multiplied by two, provided that the actual deferral percentage for Highly Compensated Associates does not exceed the actual deferral percentage in the preceding Plan Year for such other Eligible Associates who are not Highly Compensated by more than two percent. For purposes of this Section 5.1, the "actual deferral percentage" for the applicable Plan Year means, for each specified group of Associates, the average of the actual deferral ratios (calculated separately for each Associate in such group) of (A) the amount of contributions made to the Member's Pre-Tax Supplemental Contribution Account for the applicable Plan Year, to (B) the amount of the Member's compensation (as defined in Section 414(s) of the Code) for the applicable Plan Year. For purposes of this
                  Section 5.1, the "applicable Plan Year" with respect to Highly Compensated Associates is the current Plan Year and the "applicable Plan Year" with respect to Eligible Associates who are not Highly Compensated Associates is the preceding Plan Year. The Committee may elect to apply the current Plan Year as the "applicable Plan Year" with respect to Eligible Associates who are not Highly Compensated Associates; however, any such election may not be changed except as provided by the Secretary of the Treasury. An Eligible Associate's actual deferral percentage shall be zero if no Pre-Tax Supplemental Contribution is made on his behalf for such applicable Plan Year. In calculating the actual deferral percentage for a Plan Year, Pre-Tax Supplemental Contributions shall be taken into account only if they are allocated to a Member's Account within such applicable Plan Year.

                           (ii) The Committee shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the actual deferral percentage tests specified in Subsection 5.1(b)(i) is satisfied for such Plan Year and shall maintain records sufficient to demonstrate satisfaction of such actual deferral percentage tests. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 5.1(a). In the event that neither of such actual deferral percentage tests is satisfied, the Committee shall, to the extent permissible under the Code and the Regulations, and to the extent any such recharacterization would not cause a violation of Section 6.3(a), if the Member so elects, recharacterize such excess contributions as After-Tax Supplemental Contributions, in the manner described in Subsection 5.1(b)(iii) or, to the extent such recharacterization is not possible or the Member does not so elect, refund the excess contributions in the manner described in Subsection 5.1(b)(iv). For purposes of this Section 5.1, "excess contributions" means, with respect to any Plan Year, the excess of the aggregate amount of Pre-Tax Supplemental Contributions (and any earnings and losses allocable thereto) made to the Pre-Tax Supplemental Contribution Accounts of Highly Compensated Associates for such Plan Year, over the maximum amount of such contributions that could be made to the Pre-Tax Supplemental Contribution Accounts of such Members without violating the requirements of Subsection 5.1(b)(i), determined by reducing Pre-Tax Supplemental Contributions made on behalf of Highly Compensated Associates in order of the actual deferral percentages beginning with the highest of such percentages.

                           (iii) To the extent provided in Subsection
                  5.1(b)(ii), in accordance with the Code and the Regulations, if a Highly Compensated Associate so elects in writing no later than the March 1 following the Plan Year for which such excess contributions were made, the Committee may recharacterize excess contributions of such Member for a Plan Year as After-Tax Supplemental Contributions in order to satisfy the requirements of Subsection 5.1(b)(i), in which event the amount of excess contributions so recharacterized shall, to the extent permitted by the Code and the Regulations, be treated as having been refunded to the Member and then contributed by the Member to the Member's After-Tax Supplemental Contribution Account. Any excess contributions not so recharacterized shall be distributed before the end of the Plan Year immediately following the Plan Year for which such excess contributions were made.

                           (iv) If a Highly Compensated Associate does not elect recharacterization under Section 5.1(b)(iii), or, if required in order to comply with the provisions of Subsection 5.1(b)(i) and the Code, the Committee shall refund excess contributions for a Plan Year to the affected Highly Compensated Associate. The distribution of such excess contributions shall be made to Highly Compensated Associates to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess contributions were made, but in no event later than the end of the Plan Year following such Plan Year. Any such distribution shall be made to each Highly Compensated Associate on the basis of the respective portions of such amounts attributable to each such Highly Compensated Associate. Notwithstanding the foregoing, for purposes of determining whether the Plan satisfies the actual deferral percentage test, the Plan may be treated as comprising separate plans as described in Sections 1.410(b)-6(b)(3) and 1.410(b)-7(c)(3) of the Regulations.

                           (v) Effective January 1, 1997, excess contributions are allocated to the Highly Compensated Associate with the largest amounts of Pre-Tax Supplemental Contributions taken into account in calculating the actual deferral percentage test for the year in which the excess arose, beginning with the Highly Compensated Associates with the largest amount of Pre-Tax Supplemental Contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any excess contributions.

                           (vi) For purposes of determining whether the Plan
                  satisfies the actual deferral percentage test, all salary reduction contributions that are made under two or more plans that are aggregated for purposes of Section 401(a)(4) or 410(b) of the Code (other than Section 401(b)(2)(A)(ii) of the Code) shall be treated as made under a single plan and, if two or more plans are permissively aggregated for purposes of
                  Section 401(k) of the Code, the aggregated plans must also satisfy Section 401(a)(4) or 410(b) of the Code as though they were a single plan; provided, however, that plans may be aggregated to satisfy the actual deferral percentage test only if they have the same plan year. In calculating the actual deferral percentage, a Highly Compensated Associate's actual deferral ratio shall be determined by treating all cash or deferred arrangements of the Company or any Affiliate under which the Highly Compensated Associate is eligible to participate (other than those which may not be permissively aggregated) as a single arrangement. Notwithstanding the foregoing, for purposes of determining whether the Plan satisfies the actual deferral percentage test, the Plan may be treated as comprising separate plans as described in Sections 1.410(b)-6(b)(3) and 1.410(b)-7(c)(3) of the Regulations.

                  (c) On or before June 30, 1994, subject to Subsections 5.1(d) and 6.3(a), a Member could have elected to make After-Tax Supplemental Contributions to the Plan of an amount of up to 10% of his Compensation in any whole percentage through payroll deductions, in accordance with procedures adopted by the Committee. Effective July 1, 1994, After-Tax Supplemental Contributions may not be made to the Plan.

                  (d) The aggregate percentage of the Pre-Tax Supplemental Contribution made on behalf of a Member and such Member's After-Tax Supplemental Contribution must not exceed 10% of the Member's Compensation.

         5.2 A Member may temporarily suspend the reduction of his Compensation and any payroll deduction contributions elected under Section 5.1, as of the first day of any month without terminating his membership in the Plan, by giving at least 30 days' prior written notice thereof to the Committee. A Member may resume reduction of his Compensation and any payroll deduction contributions under Section 5.1 as the first day of any month following the date of such suspension and must give the Committee prior written notice of any subsequent election under Section 5.1, specifying the first day of the month in which his Compensation is to be reduced and any deduction to be made from his paycheck. A Member may not temporarily suspend the reduction of his Compensation and any payroll deduction contributions more often than once in any Plan Year.

                       SECTION 6  COMPANY CONTRIBUTIONS

         6.1 (a) Effective July 1, 1997, the Company shall make no Matching Contributions with respect to a Member's Basic Contribution unless such Member is employed by either Signature or Lechmere, in which case the Company shall make a Matching Contribution equal to 25% of the amount of the Basic Contributions made by the Member pursuant to Section 4.1. No contributions shall be made by the Company to Members employed by either Signature or Lechmere with respect to any such Member's contributions pursuant to Section 5.

               (b) Effective July 1, 1997, the Company shall contribute in respect of each pay period on behalf of each of the Eligible Associates who are Members and who are not employed by either Electric Ave., Signature or Lechmere with respect to Supplemental Matching Contributions, a certain percentage, as specified in the chart below, of the amount of the Pre-Tax Supplemental Contributions made by such Member pursuant to Section 5.1(a) (with no such Member's Pre-Tax Supplemental Contributions in excess of three percent of such Member's Compensation counted for this purpose) as Supplemental Matching Contributions.

         Supplemental Matching Contribution on First Three Percent of
                      Pre-Tax Supplemental Contributions
                      ----------------------------------

                                                           Percent of Eligible
                                                           Pre-Tax Supplemental
               Member's Age as of each January 1           Contributions Matched
               ---------------------------------           ---------------------
                        Under 40 years                               5%
                        40-44 years                                 10%
                        45-49 years                                 15%
                        50-54 years                                 30%
                        55-59 years                                 40%
                        60 years and over                           50%

         For purposes of determining a Member's Supplemental Matching Contribution, a Member's age on January 1 will be his age on his next birthday if such birthday is on or before June 30, or his age on his last birthday if his next birthday is on or after July 1.

         6.2 (a) In addition to contributions under Sections 4.1 and 5.1, the Company may make Profit Sharing Contributions, as determined by the Board of Directors in its sole discretion. Any such Profit Sharing Contributions may not exceed the maximum amount permitted for deductions under the Code. The Board of Directors may designate all or a portion of the Profit Sharing Contributions as Electric Ave. Profit Sharing Contributions or as allocable among Members employed by particular Participating Companies or divisions.

               (b) All Profit Sharing Contributions under Section 6.2(a), other than Electric Ave. Profit Sharing Contributions, shall be allocated among the Eligible Associates who are Members in Service of the applicable Participating Company or division as of the last day of the Plan Year other than those Members working at Electric Ave. (and if necessary for the Plan to meet the requirements of Section 410(b) of the Code, such additional Members with the highest number of Hours of Service other than those Members working at Electric Ave. with the number of Members as required to meet the requirements of Section 410(b) of the Code, whether or not in Service as of the last day of the Plan Year) in the proportion that the Basic Contributions made on behalf of or by each such Member pursuant to Section 4.1 bears to the total of the contributions made pursuant to Section 4.1 for such Plan Year on behalf of or by all such Members in Service of the applicable Participating Company or division as of the last day of the Plan Year other than those Members working at Electric Ave. All Electric Ave. Profit Sharing Contributions under Section 6.2(a) shall be allocated among the Eligible Associates who are Members working at Electric Ave. and in Service as of the last day of the Plan Year (and if necessary for the Plan to meet the requirements of Section 410(b) of the Code, such additional Members working at Electric Ave. and with the highest number of Hours of Service with the number of Members as required to meet the requirements of Section 410(b) of the Code, whether or not in Service as of the last day of the Plan Year) in the proportion that the Pre-Tax Supplemental Contributions made on behalf of or by each such Member working at Electric Ave. pursuant to

         Section 5.1 up to three percent of such Member's Compensation bears to the total of the Pre-Tax Supplemental Contributions (with no Member's Pre-Tax Supplemental Contributions in excess of three percent of such Member's Compensation counted for this purpose) made on behalf of or by all such Members working at Electric Ave. in Service as of the last day of the Plan Year pursuant to Section 5.1 for such Plan Year.

               6.3 (a) Effective January 1, 1997, notwithstanding any other provision of this Section 6, the average contribution percentage for the Plan Year for Highly Compensated Associates shall not exceed the greater of the following average contribution percentage tests: (i) the average contribution percentage for the preceding Plan Year of those Eligible Associates who are not Highly Compensated Associates multiplied by 1.25; or (ii) the average contribution percentage for the preceding Plan Year of those Eligible Associates who are not Highly Compensated Associates multiplied by two, provided that the average contribution percentage for Highly Compensated Associates does not exceed the average contribution percentage in the preceding Plan Year for such other Eligible Associates who are not Highly Compensated by more than two percent. For purposes of this Section 6.3, the "average contribution percentage" for the applicable Plan Year means, for each specified group of Associates, the average of the actual contribution ratios (calculated separately for each Associate in such group) of (i) the sum of (A) Matching Contributions and Profit Sharing Contributions described in Sections 6.1 and 6.2, respectively credited to his Employer Contribution Account for the applicable Plan Year, (B) after-tax Basic Contributions credited to his Basic Contribution Account for the applicable Plan Year, (C) After-Tax Supplemental Contributions credited to his After-Tax Supplemental Contribution Account for the applicable Plan Year and (D) if the Committee so elects in accordance with and to the extent permitted by the Regulations, Pre-Tax Supplemental Contributions credited to his Pre-Tax Supplemental for the applicable Plan Year, to (ii) the amount of the Member's compensation (as defined in Section 414(s) of the Code) for the applicable Plan Year. For purposes of this Section 6.3, the "applicable Plan Year with respect to Highly Compensated Associates is the current Plan Year and the "applicable Plan Year" with respect to Eligible Associates who are not Highly Compensated Associates is the preceding Plan Year. The Committee may elect to apply the current Plan Year as the "applicable Plan Year" with respect to Eligible Associates who are not Highly Compensated Associates; however, any such election may not be changed except as provided by the Secretary of the Treasury. An Eligible Associate's average contribution percentage shall be zero if no contributions are made on his behalf for such applicable Plan Year. In calculating the average contribution percentage for a Plan Year, contributions shall be taken into account only if they are allocated to a Member's Account within such applicable Plan Year. For this purpose, contributions are considered allocated as of a date within an applicable Plan Year if the allocation is not contingent on participation or performance of services after such date and the contributions are actually paid to the Trust no later than 12 months after the close of the applicable Plan Year to which the contributions relate.

               (b) For purposes of determining whether the Plan satisfies the average contribution percentage test, all employee and employer matching contributions that are made under two or more plans that are aggregated for purposes of Section 401(a) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii) of the Code) shall be treated as made under a single plan and, if two or more such plans are permissively aggregated for purposes of Section 401(m) of the Code, the aggregated plans must also satisfy Sections 401(a)(4) and 410(b) of the Code as though they were a single plan; provided, however, that plans may be aggregated to satisfy the average contribution percentage test only if they have the same plan year. For purposes of calculating the average contribution percentage, the actual contribution ratio of a Highly Compensated Associate shall be determined by treating all plans of the Company and may Affiliate under which the Highly Compensated Associate participates as a single plan. Notwithstanding the foregoing, for purposes of determining whether the

     Plan satisfies the average contribution percentage test, the Plan may be treated as comprising separate plans as described in sections 1.410(b)- 6(b)(3) and 1.410(b)-7(c)(3) of the Regulations.

          (c) The Committee shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the average contribution percentage tests specified in Subsection 6.3(a) is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 5.1(a) and then determining the treatment of excess contributions under Section 5.1(b). In the event that neither of the average contribution percentage tests is satisfied, the Committee shall refund or forfeit the excess contributions in the manner described in Subsection 6.3(e). For purposes of this Section 6.3, "excess aggregate contributions" means, with respect to any Plan Year and with respect to any Member, the excess of the aggregate amount of contributions (and any earnings and losses allocable thereto) made to (i) the Matching Contribution Account, (ii) the Profit Sharing Contribution Account, (iii) the after-tax Basic Contribution Account, (iv) After-Tax Supplemental Contribution Account and (v) the Pre-Tax Supplemental Contribution Account (if the Regulations permit and the Committee elects to take into account Pre-Tax Supplemental Contributions when calculating the average contribution percentage) of Highly Compensated Associates for such Plan Year, over the maximum amount of such contributions that could be made to the Matching Contribution Account, Profit Sharing Contribution Account, after-tax Basic Contribution Account, After-Tax Supplemental Contribution Account and Pre-Tax Supplemental Contribution Account of such Members without violating the requirements of Subsection 6.3. Effective January 1, 1997, excess aggregate contributions are allocated to the Highly Compensated Associates with the largest amounts of aggregate contributions taken into account in calculating the actual contribution percentage test for the year in which the excess arose, beginning with the Highly Compensated Associates with the largest amounts of excess aggregate contributions and continuing in descending order until all the excess aggregate contributions have been allocated. For purposes of the preceding sentence the "largest amount" is determined after distribution of any excess aggregate contributions.

                  (d) If the Committee is required to refund excess aggregate contributions for any Highly Compensated Associate for a Plan Year in order to satisfy the requirements of Subsection 6.3(a), then the refund of such excess aggregate contributions shall be made with respect to such Highly Compensated Associates to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess aggregate contributions were made, but in no event later than the end of the Plan Year following such Plan Year. For each of such Associates, the amounts so refunded shall be made in the following order of priority (i) by distributing amounts contributed to the After-Tax Supplemental Contribution Account, and earnings thereon;
         (ii) by distributing amounts contributed to the Pre-Tax Supplemental Account (to the extent such amounts are included in the average contribution percentage), and earnings thereon; (iii) by distributing amounts contributed to the after-tax Basic Contribution Account, and earnings thereon and Matching Contributions related thereto; (iv) by distributing amounts contributed to the Matching Contribution Account, and earnings thereon; and (v) by distributing amounts contributed to the Profit Sharing Contribution Account and earnings thereon.

                  (e) Notwithstanding any other provision of the Plan, the sum of the actual deferral percentage determined in accordance with Subsection 5.1(b)(i) of those Highly Compensated Associates and the average contribution percentage determined in accordance with Section 6.3(a) of those Highly Compensated Associates shall not exceed the Aggregate Limit (as defined below). The actual deferral percentage and the average contribution percentage of the Highly Compensated Associates are determined after any corrections required to meet the actual deferral percentage and average contribution percentage tests are made.

                  (f) For purposes of Section 6.3(d) above, "Aggregate Limit" for a Plan Year means the greater of: (i) the sum of (A) 1.25 times the greater of the actual deferral percentage of those non-Highly Compensated Associates eligible to participate in the Plan ("eligible NHCAs") for the preceding Plan Year or the average contribution percentage of the eligible NHCAs for the preceding Plan Year, and (B) two percentage points plus the lesser of the actual deferral percentage of the eligible NHCAs for the preceding Plan Year or the average contribution percentage of the eligible NHCAs for the preceding Plan Year (in no event, however, may this amount exceed twice the lesser of the actual deferral percentage of the eligible NHCAs for the preceding Plan Year or the average contribution percentage of the eligible NHCAs for the preceding Plan Year); or (ii) the sum of (A) 125% of the lesser of the actual deferral percentage of the eligible NHCAs for the preceding Plan Year or the average contribution percentage of the eligible NHCAs for the preceding Plan Year, and (B) two percentage points plus the greater of the actual deferral percentage of the eligible NHCAs for the preceding Plan Year or the average contribution percentage of the eligible NHCAs for the preceding Plan Year. In no event, however, may this amount exceed twice the greater of the actual deferral percentage of the eligible NHCAs for the preceding Plan Year or the average contribution percentage of the eligible NHCAs for the preceding Plan Year.

                  (g) The Committee shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether the Aggregate Limit has been exceeded. In the event that the Aggregate Limit is exceeded, the average contribution percentage of the eligible Highly Compensated Associates shall be reduced in the same manner as described in Sections 6.3(c)-(d).

         6.4 The Company's contributions under Sections 5.1, 6.1 and 6.2, and any Member's contributions under Sections 4.1 and 5.1, if any, shall be paid directly to the Trustee under the Trust during the month in respect of which they are made, or during the month next following, as the Committee may determine, provided that the total amount of the Company's contributions under the Plan for any taxable year shall be paid in full on or before such date as the federal income tax laws applicable to such payment require the payment to be made in order to permit deduction of such payment for such taxable year. Notwithstanding anything herein to the contrary, effective February 3, 1997, any Pre-Tax Supplemental Contributions (or any other pre-tax contributions) shall be made as soon as such amounts can reasonably be segregated from the general assets of the Company and each Participating Company, provided that in no event shall such contributions be made later than the 15th business day of the month immediately following the month in which such amounts would otherwise have been payable to the Member in cash.

         6.5 The Company's contributions made for a taxable year pursuant to Sections 5.1, 6.1 and 6.2, if any, and any Member's contributions under Sections
4.1 and 5.1, shall be paid directly by the Company to the Trustee in cash, or, at the option of the Company, in whole or in part in other property acceptable to the Trustee.

         6.6 Amounts forfeited pursuant to Section 11 shall be used to reduce the Company's contribution obligations pursuant to this Section 6. Amounts shall be deemed forfeited pursuant to Section 11 as determined by the Committee upon the earlier of the commencement of a distribution of the Member's nonforfeitable interest in the Member's Account or the Member's incurrence of five consecutive one-year Breaks in Service.

         6.7 If Basic Contributions for any Member for a Plan Year exceed the compensation limitations of Section 401(a)(17) of the Code, such excess contributions shall reduce the Member's obligation to make Basic Contributions in the following year.

            SECTION 7 TRANSFER OF AMOUNTS ATTRIBUTABLE TO MEMBERS'
               CONTRIBUTIONS AND PROFIT- SHARING PLAN BALANCES
                      UNDER THE RETIREMENT SECURITY PLAN


         7.1 The Committee shall establish and maintain or cause to be established and maintained, as part of a Member's Account, a Transferred Contribution Account and a Profit-Sharing Plan Balance Account, showing the Member's interest under the Plan and in the Trust Fund allocable to the amounts transferred from the trust established as part of the Retirement Security Plan and attributable to the Member's Benefit Derived from Associate Contributions and Profit Sharing Plan Balance, if any, as determined by the Committee in its sole discretion, and all relevant data pertaining thereto. The amount transferred with respect to a Member's Benefit Derived from Associate Contributions shall be credited by the Committee to the Member's Transferred Contribution Account. The amount transferred with respect to a Member's Profit-Sharing Plan Balance shall be credited by the Committee to the Member's Profit-Sharing Plan Balance Account. All such transferred amounts shall be held by the Trustee for the exclusive benefit of such Member in accordance with the terms of the Plan, to be commingled, managed, invested and reinvested with the other assets of the Plan. Upon such transfer, the trustees of the Retirement Security Plan shall have no further liability whatsoever with respect to the respective transferred amounts or the benefits which had been based thereon, and the Member shall look solely to the Plan for any payment or other benefit in respect of the amount so transferred.

         7.2 Except to the extent otherwise determined by the Committee with respect to payments from a Member's Account, adjustments, charges or allocations to the Member's Transferred Contribution Account and Profit-Sharing Plan Balance Account shall be made by adding thereto, or deducting therefrom, as the case may be, such proportion of any adjustments, charges or allocations as the amount therein as of the last preceding Valuation Date bears to the total amount in the Member's Account as of such preceding Valuation Date. In making such adjustments, charges or allocations the Committee can conclusively rely on the valuations of the Trust Fund by the Trustee and in accordance with the Plan and the terms of the Trust.

         7.3 Except as otherwise provided in Section 11.5, any amount credited to a Member's Transferred Contribution Account and Profit-Sharing Plan Balance Account, if any, shall be paid from the Trust Fund to the Member or his Beneficiary or Surviving Spouse at the same time and in the same manner as any payment made in accordance with Section 12.

            SECTION 8 TRANSFER OF AMOUNTS ATTRIBUTABLE TO MEMBERS'
                    ACCOUNT BALANCE UNDER THE LECHMERE PLAN

         8.1 Each Member who was a member of the Lechmere Plan on June 30, 1994 shall have an amount equal to his account balance under the Lechmere Plan, if any, transferred from the trust established as part of the Lechmere Plan to the Trust.

         8.2 The Committee shall establish and maintain or cause to be established and maintained, as part of the Account of a Member, a Lechmere Account, which shall provide for a separate accounting in the name of each such Member which shall reflect all contributions of such Member during his participation in the Lechmere Plan, all amounts contributed by a participating employer of the Lechmere Plan on his behalf, earnings on all such contributions, any distributions, withdrawals and any expenses charged against such contributions (the "Lechmere Account"). The separate accounting in the name of each Member who was a participant in the Lechmere Plan shall include a separate accounting for pre-tax contributions, after-tax contributions, rollover contributions and matching contributions made on behalf of such Member under the Lechmere Plan. The amount transferred to the Trust pursuant to Section 8.1 with respect to a Member's account balance under the Lechmere Plan shall be credited by the Committee to the Member's Lechmere Account. All such transferred amounts shall be held by the Trustee for the exclusive benefit of such Member in accordance with the terms of the plan, to be commingled, managed, invested and reinvested with the other assets of the Plan. Upon such transfer, the Member shall look solely to the Plan for any payment or other benefit in respect of the amount so transferred.

         8.3 Except to the extent otherwise determined by the Committee with respect to payments from a Member's Account, adjustments, charges or allocations to the Member's Lechmere Account shall be made by adding thereto, or deducting therefrom, as the case may be, such proportion of any adjustments, charges or allocations as the amount therein as of the last preceding Valuation Date bears to the total amount in the Member's Account as of such preceding Valuation Date. In making such adjustments or charges, the

Committee can conclusively rely on the valuations of the Trust Fund by the Trustee and in accordance with the Plan and the terms of the Trust.

         8.4 Except as otherwise provided in Section 11.5, any amount credited to a Member's Lechmere Account, if any, shall be paid from the Trust Fund to the Member or his Beneficiary or Surviving Spouse at the same time and in the same manner as any payment made in accordance with Section 12.

SECTION 9  INVESTMENT OF CONTRIBUTIONS

         9.1 All amounts of money, securities or other property received under the Plan, including any amounts transferred to the Plan under Sections 7 and 8, shall be delivered to the Trustee under the Trust, to be managed, invested, reinvested and distributed for the exclusive benefit of the Members and their Beneficiaries in accordance with the Plan, the Trust and any agreement with an insurance company or other financial institution constituting a part of the Plan and Trust. The Trustee shall cause to be established and maintained six funds or such other number of funds as the Committee shall determine, to be designated respectively as Fund A, Fund B, Fund C, Fund D, Fund E, and Fund F, or as otherwise designated by the Committee, for the investment of all such amounts.

         9.2 Effective for periods beginning on or after July 1, 1997, a Member may, by making a telephonic investment direction, specify the percentage (in multiples of five percent or such other percentage as the Committee may determine) of such Member's Account to which the member is permitted investment direction as described below that shall be invested in one or more of the Funds designated by the Committee pursuant to the uniform and nondiscriminatory procedures established by the Committee. Unless an effective investment direction is received, all amounts with respect to which the Member is permitted investment direction as described below shall be invested in Fund A. For periods beginning on or after May 1, 1998, Members may direct the investment of all amounts in the Member's Account. For periods beginning on or after July 1, 1997 and ending before May 1, 1998 Members employed by Lechmere or Signature could direct the investment of all amounts in the Member's Account, other than amounts in the Member's Basic Contribution Account and Transferred Contribution Account. For periods beginning before July 1, 1997 all amounts in a Member's Basic Contribution Account and Transferred Contribution Account were invested in such percentages as the Committee specified, in any of the Funds.

         9.3 Effective July 1, 1997, a Member may change an investment direction as to his Account once in each calendar month, by providing a telephonic notice of such change in investment direction (or by such other method as the Committee may permit). With respect to future contributions, such telephonic notice shall be processed in due course and will be effective as soon as administratively feasible. With respect to a change in the investment of a Member's existing Account balances, such change will be processed in due course and will be effective as soon as administratively feasible.

         9.4 The Plan is intended to constitute a plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1.

          SECTION 10  VALUATIONS AND MAINTENANCE OF MEMBERS' ACCOUNTS

         10.1 As of each Valuation Date, the Trust Fund shall be valued pursuant to the terms of the Trust to reflect the effect of income received and accrued, realized and unrealized profits and losses, and all other transactions of the preceding period, but such valuation shall not include any contributions received by the Trustee during such month. Such valuation shall be conclusive and binding upon all persons having an interest in the Trust Fund.

         10.2 All contributions made on behalf of, or allocated to, a Member shall be credited to his Account. The value of a Member's Account may be determined by aggregating the value of his separate interests, if any, in each Fund.
         10.3 (a) For the first month for which contributions are received in an Investment Fund under the Plan, a Unit in each Investment Fund shall be valued at one dollar and there shall be credited to each Member as of the Valuation Date in such month one Unit in each Fund for each dollar of the contributions made by him or on his behalf and received by the Trustee during such month which is invested in such Investment Fund in accordance with the Plan. As of each subsequent Valuation Date, the value of a Unit in each Investment Fund shall be determined by dividing
         (i) the sum of the cash and the fair market value of any other property, as determined by the Trustee in accordance with Section 10.1, then held in such Investment Fund, by (ii) the total number of outstanding Units for such Investment Fund immediately prior to such Valuation Date.

              (b) As soon as practicable after the end of each month following the first month during which contributions are received by the Trustee, there shall be credited to each Member a number of Units (or fractions thereof) in each such Investment Fund calculated by dividing (i) the portion of the contributions made by him or on his behalf and received by the Trustee for such month which is invested in such Investment Fund in accordance with the Plan, by (ii) the value of a Unit in such Investment Fund as of the Valuation Date in such month. A Member's Account at any time shall reflect all Units credited thereto as provided in the foregoing provisions of Section 10 less all Units the value of which has been previously withdrawn by him from such Account.

         10.4 The expenses of administering the Plan, including (a) the fees and expenses of any Associate and of the Trustee for the performance of their duties under the Plan and Trust, (b) the expenses incurred by the members of the Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants, consultants, and agents and cost of services rendered in respect of the Plan), and (c) all other proper charges and disbursements of the Trustee or the members of the Committee (including settlements of claims or legal actions approved by counsel to the Plan) may be paid out of the Trust Fund, and allocated to and deducted from the Accounts of Members by the Committee in accordance with the provisions of Section 10.3 above, if the Company does not pay such expenses directly.

         10.5 Brokerage fees, transfer taxes and other expenses incident to the purchase or sale of securities by the Trustee shall be deemed to be part of the cost of such securities, or deducted in computing the proceeds therefrom, as the case may be. Taxes, if any, of any and all kinds whatsoever, which are levied or assessed on any assets held or income received by the Trustee shall be allocated to and deducted from the Accounts of Members by the Committee in accordance with the provisions of Section 10.3 above.

         10.6 Notwithstanding anything herein to the contrary, the Committee, in its sole discretion in connection with the Company's acquisition of businesses, may authorize an Associate to transfer to the Trust, to be held as part of the Associate's Rollover Contribution Account, cash received by the Associate in one or more distributions together constituting, under the Code, an Eligible Rollover Distribution from or under another qualified trust or qualified plan. The Committee may, in its sole discretion, develop procedures for accepting Eligible Rollover Distributions to the Plan. The interest of an Associate with respect to a Rollover Contribution to the Trust, together with earnings thereon, shall be fully vested, and the assets attributable thereto shall be held, invested and distributed pursuant to the terms of the Plan governing the Associate's After-Tax Supplemental

Contribution Account; provided, however, that the interest of an Associate with respect to Rollover Contributions shall be segregated for accounting and reporting purposes.

                     SECTION 11 ELIGIBILITY FOR BENEFITS

         11.1 At all times, each Eligible Associate who became a Member before July 1, 1994 shall have a nonforfeitable interest in all amounts credited to his Account.

         11.2 (a) Each Eligible Associate who becomes a Member of the Plan after June 30, 1994 shall have a nonforfeitable interest in amounts credited to his Matching Contribution Account, Profit Sharing Contribution Account, and, with respect to periods beginning on or after July 1, 1997, his Supplemental Matching Contribution Account if applicable, in accordance with the following schedule:

                   Years of                                      Vested
                   Service                                     Percentage
                   -------                                     -----------

                   less than 3                                      0%
                   3 or more                                      100%

               (b) Notwithstanding the foregoing, a Member who is employed by the Company on his (i) normal retirement date, as determined under the Retirement Security Plan, (ii) death, or (iii) disability, shall have a nonforfeitable interest in this Matching Contribution Account, Profit Sharing Contribution Account and, with respect to periods beginning on or after July 1, 1997, his Supplemental Matching Contribution Account, if applicable, as of such normal retirement date, death or disability. Furthermore, an Associate who terminates in his third year of employment shall have a nonforfeitable interest in his Matching Contribution Account, Profit Sharing Contribution Account, and, with respect to periods beginning on or after July 1, 1997, his Supplemental Matching Contribution Account, if applicable, if he performs two Years of Service and at least five months of Service in his third (final) year of employment. If a Member has received a distribution of less than 100% of the Member's Account and is subsequently rehired before incurring five consecutive one year Breaks in Service, he may repay the amount of the distribution to the Trust before the earlier of five years after the first day the Associate is rehired, or the close of the first period of five consecutive one year Breaks in Service commencing after the distribution. If upon termination of a Member's Service the balance of his nonforfeitable Account is zero, the Member shall be deemed to have received a distribution of such nonforfeitable Account upon termination of his Service. If a Member is deemed to have received a distribution, he may notify the Committee of his return to Service and his desire to have his account reinstated before the close of the first period of five consecutive one year Breaks in Service commencing after the deemed distribution ("Committee Notification"). Upon such repayment or Committee Notification, the Member shall be credited on the vesting schedule with all previous Years of Service, and the Member's Account will be credited with the amount of his Account which was not vested at the time of the termination of his Service. No additional Years of Service shall be credited, however, until the Member shall have completed 1,000 Hours of Service in any Plan Year ending after re-employment by the Company.

               The amount credited to the Account of a rehired Associate upon repayment of a distribution or Committee Notification will be restored from the following sources, to the extent necessary, in the order listed:

                    (i)   Forfeitures for the Plan Year;

                    (ii)  Company contributions;

                    (iii) Trust earnings or gains.

               In the event that the amount derived from the foregoing sources shall not be sufficient to restore the amount credited to the Member's Account upon repayment or Committee Notification, the Company shall be obligated to make an additional contribution to the Trust to the extent required.

               A Member who has received a distribution or is deemed to have received a distribution of his vested interest and either elects not to make repayment of such amount or elects not to perform Committee Notification and who has incurred five consecutive one year Breaks in Service, shall not be entitled to an increase in the Member's pre-Break in Service credit based upon any post-Break in Service credit, but in determining the Member's post-Break in Service credit all of his pre-Break in Service and post-Break in Service credit shall be aggregated. If a termination of a Member's Service shall occur prior to the vesting of any of the Member's interest in his Account and if he is subsequently rehired, his pre-Break in Service and post-Break in Service credit will be aggregated if the period of his absence does not exceed the greater of five consecutive one year Breaks in Service or his Years of Service with the Company. If the Member's period of absence does exceed the greater of five consecutive one year Breaks in Service or his Years of Service with the Company, his pre-Break in Service credit shall not be considered in determining his vested interest.

               (c) Notwithstanding anything herein to the contrary, if the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Member's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Member with at least three Years of Service with the Company may elect, within a reasonable period after the adoption of the amendment or change, to have such Member's vested interest in such Matching Contribution Account, Profit Sharing Contribution Account and with respect to periods beginning on or after July 1, 1997, his supplemental Matching Contribution Account, if applicable, computed under the Plan without regard to such amendment or change.

               The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                    (i)   60 days after the amendment is adopted;

                    (ii)  60 days after the amendment becomes effective; or

                    (iii) 60 days after the Member is issued written notice of the amendment by the Company or Plan Administrator.

         11.3 Notwithstanding the foregoing, the nonforfeitable interest of a Member who was employed by the Company on or before July 1, 1994 in amounts credited to his Matching Contribution Account and Profit Sharing Contribution Account shall not be less than his vested percentage determined as of June 30, 1994. In addition, notwithstanding the foregoing, a Member who was a participant in the Lechmere Plan shall have a nonforfeitable interest in the portion of his Lechmere Account attributable to matching contributions under the

Lechmere Plan in accordance with the following schedule to the extent that the following schedule results in a greater nonforfeitable interest in such contributions:

                           Years                              Vested
                           of Service                         Percentage
                           ----------                         ----------

                           Less than 1                           0%
                           1 but less than 2                    20%
                           2 but less than 3                    40%
                           3 or more                           100%

         11.4 Subject to Section 12.2, after termination of a Member's Service payment of the Member's vested Account shall be made by one of the methods of distribution described and at the time specified in Section 12 below.

         11.5 If a former Member dies before payment of the full value of his vested Account from the Trust Fund, an amount equal to the value of the unpaid portion thereof shall be paid to his Beneficiary from the Trust Fund. Such payment shall be made by one of the methods of distribution described and at the time specified in Section 12 below.

         11.6 (a) A Member may, while in Service, withdraw out of the Trust Fund amounts permitted by the Committee, pursuant to Subsections (b),
         (c) or (f) below, under rules uniformly applicable to all Members similarly situated, by giving prior notice to the Committee and the Participating Company that employs him, and in the case of each such withdrawal, which shall be not less than 30 days following the date such notice is given to the Committee, as of which the withdrawal is to be made, and explaining the reason for such withdrawal.

               (b)  Profit Sharing Plan Balance Account. Subject to Subsection
         (a) above, the Committee may permit a Member to withdraw all or part of the amount credited to his Profit-Sharing Plan Balance Account for any reason listed in Subsection (d) below or for any of the following reasons:

                    (i)  the Member's entrance into the United States Armed
                         Forces;

                    (ii) to purchase a place of residence for the Member;

                    (iii) to provide for the college expenses for the Member's children;

                    (iv)  death in the Member's immediate family; or

                    (v) extreme financial hardship of any nature, as determined solely by the Committee.

               (c)   After-Tax Supplemental Contribution Account, Pre-Tax
                     ----------------------------------------------------
         Supplemental Contribution Account, Matching Contribution Account, Basic
         -----------------------------------------------------------------------
         Contribution Account and Profit-Sharing Plan Balance Account. Subject
         ------------------------------------------------------------
         to Subsection (a) above, upon a showing of immediate and heavy financial hardship caused by unusual expenses beyond the control of a Member, the Committee may permit a Member to withdraw amounts credited to his:

                    (i)   After-Tax Supplemental Contribution Account;

                    (ii) Pre-Tax Supplemental Contribution Account (exclusive of earnings thereon credited on or after January 1, 1989); and

                    (iii) for periods beginning on or after July 1, 1997, and
               for Members other than Members employed by Electric Ave., Signature or Lechmere:

                          (A) the vested portion of his Matching Contribution
                    Account, including the vested portion of his Supplemental Matching Contribution Account;

                          (B) amounts credited to his Basic Contribution Account
                    (exclusive of earnings credited on pre-tax Basic Contributions on or after January 1, 1989); and

                          (C) his Profit-Sharing Plan Balance Account.

               The amount of any such withdrawal may not exceed the amount required to meet the immediate and heavy financial need created by such hardship (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) and not reasonably available from other resources of the Member, including amounts available for withdrawal under Subsections (b) above and (f) below and amounts available for loan under Section 15 of this Plan or any other plan maintained by a Participating Company. To the extent administratively feasible, such withdrawals shall be charged against the Member's Account, to the extent applicable, in the following order:

                    (i) first, against the Member's Profit-Sharing Plan Balance Account, if any;

                    (ii) second, against the Member's pre-1987 after-tax Basic Contributions and After-Tax Supplemental Contributions, if any;

                    (iii) third, against the Member's post-1986 after-tax Basic
               Contributions and After-Tax Supplemental Contributions and any earnings thereon, if any;

                    (iv) fourth, against the earnings on the Member's pre-1987 after-tax Basic Contributions and After-Tax Supplemental Contributions, if any;

                    (v) fifth, against the Member's pre-tax Basic Contributions and Pre-Tax Supplemental Contribution Account, if any; and

                    (vi) sixth, against the vested portion of the Member's Matching Contribution Account, if any.

         The amount available for withdrawal under this Subsection (c) shall be limited by the amounts reflected in the positions of the Member's Account set forth in the preceding sentence.

               (d) For purposes of Subsection (c) above, hardship withdrawals shall be available only if the withdrawal is made on account of an immediate and heavy hardship of the Member resulting from:

                    (i) uninsured medical expenses described in Section 213(d) of the Code incurred by the Member, his spouse or any dependent of the Member (as defined in Section 152 of the Code),

                    (ii) the purchase (excluding mortgage payments) of a principal residence of the Member,

                    (iii) payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Member or his Spouse, children or dependents,

                    (iv) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence,

                    (v) death in Member's immediate family; "immediate family" means Spouse, Children, or Parents of Member; or

                    (vi) such other events as may be prescribed by Regulations or other procedures under the Code and adopted by the Committee.

               (e) Any Member who makes a hardship withdrawal of amounts credited to his pre-tax Basic Contributions and Pre-Tax Supplemental Contribution Account pursuant to Subsection (d) of this

         Section 11.6 shall not be permitted to make pre-tax Basic Contributions or Pre-Tax Supplemental Contributions under the Plan after the expiration of the 12-month period immediately following the date on which such hardship withdrawal is received.

               (f)  Lechmere Account. Subject to Subsection (a) above, the
                    ----------------
         Committee may permit a Member to withdraw all or part of the balance in his Lechmere Account for any of the reasons listed in Subsection (d) above or for any of the following reasons:

                         (i)  the Member's attainment of age 59-1/2; or

                         (ii) the permanent disability of the Member.

               Notwithstanding the foregoing, any Member who has after-tax contributions and rollover contributions in his Lechmere Account, may withdraw the portion of his Lechmere Account attributable to such after-tax contributions and rollover contributions in accordance with Subsection (a).

               (g)  After Tax Supplemental Contribution Account, Basic
                    --------------------------------------------------
         Contribution Account and Profit-Sharing Plan Balance Account. Subject
         ------------------------------------------------------------
         to Subsection (a) above, upon a showing of need as described below, the Committee may permit a Member, other than a Member employed by either Electric Ave., Signature or Lechmere, to withdraw not more frequently than once during each Plan Year amounts credited to his After-Tax Supplemental Contribution Account; for periods beginning on or after July 1, 1997, amounts credited to his Basic Contribution Account attributable to after-tax Contributions; and amounts credited to his Profit-Sharing Plan Balance Account attributable to after-tax Contributions; provided, however, that the minimum withdrawal that may be made by a Member is $500.00. For purposes of this Subsection (g), withdrawals will be permitted only if the withdrawal is needed to pay for:

                    (i) adoption fees associated with the Member's adoption of a child under the age of 18;

                    (ii) child care expenses for the Member's children;

                    (iii) adult care expenses for the Member or the Member's spouse, child, parent or sibling;

                    (iv) expenses related to the purchase or repair of the Member's automobile, or payments to prevent the repossession of the Member's automobile;

                    (v) expenses related to home repairs or improvements undertaken by the Member;

                    (vi) payments by the Member to prevent eviction or foreclosure on any residence, including, but not limited to, mortgage, rent or tax payments;

                    (vii) legal expenses for the Member or the Member's spouse, child or parent;

                    (viii) primary or secondary school tuition expenses for the
               Member's children; and

                    (ix) any financial hardship as determined by the Administrative Director.

               (h)  No Other Withdrawals Permitted. A Member may not withdraw
                    ------------------------------
         any amounts from his Account except as provided in this Section 11.6 or in 11.7.

         11.7  Notwithstanding any of the provisions of this Plan, including
Section 11.6 above, any Member who remains in Service after his normal retirement date, as determined under the Retirement Security Plan, may elect, no later than 60 days after his normal retirement date, to receive in one lump sum, the value of his Profit-Sharing Plan Balance Account.

                   SECTION 12  METHOD OF PAYMENT OF BENEFITS

         12.1 (a) Any benefit payable under the Plan shall be paid in one of the following methods of distribution, as the Member (or in the case of the Member's death, the Member's Beneficiary) may elect:

                         (i) the purchase therewith and delivery to the Member (or Beneficiary) by the Trustee of a single premium immediate or deferred annuity (fixed or variable) contract issued by such insurance company and containing such provisions as the Committee shall designate, which contract shall (A) provide for monthly payments continuing, in the case of a Member, for the life of the Member or the joint lives of the Member and his Beneficiary or for a period not in excess of the life expectancy, as determined under the Regulations, of such Member, or the joint life expectancy, as determined under the Regulations, of such Member and his Beneficiary, if any, and, in the case of a Beneficiary, for the life of such Beneficiary or for a period not in excess of the life expectancy, as determined under the Regulations, of such Beneficiary, (B) contain, if the Committee so determines, provisions which prevent the cash surrender thereof and which make the payments due thereunder nonassignable, (C) provide that the actuarial value of any payments to a contingent annuitant other than the spouse of the Member shall not exceed one-half of the actuarial value of the monthly payments which the Member would otherwise have received without optional modification;

                         (ii)  one lump sum payment thereof from the Trust Fund;
               or

                         (iii) in any combination of (i) or (ii) above; provided
               that, the entire Basic Account Balance must be paid by either (i) or (ii), and all other Account Balances must be paid by either method (i) or (ii).

                         (iv) notwithstanding the foregoing, if the total value of the Member's Account Balances is $3,500, or less (or for periods beginning on or after January 1, 1998, $5,000 or less), or such other amount prescribed in the Regulations, payment shall be made to the Member in one lump-sum.

               (b) Notwithstanding the foregoing, any Member who was a Participant in the Lechmere Plan (or Beneficiary thereof) may elect, by completing such form as required by the Committee, to have his benefit payable under the Plan in a series of substantially equal monthly or annual installments. If such Member (or Beneficiary thereof) elects the form of distribution under this Section 12.1(b), the period over which payments are to be made shall not exceed the life expectancy, as determined under the Regulations, of the Member, or the joint life expectancy, as determined under the Regulations, of the Member and his Beneficiary, if any, and, in the case of a Beneficiary, for the life of such Beneficiary or for a period not in excess of the life expectancy, as determined under the Regulations, of such Beneficiary.

               (c) The Committee, in its sole discretion, may direct the Trustee to make one or more advances from the Trust Fund to a terminated Member, Beneficiary or Member's estate prior to the date upon which a final distribution would otherwise be made from the Trust Fund in accordance with the Plan. Such advances shall be based upon the Committee's estimate of the benefit amount which would be payable, and shall reduce the amount which becomes payable as of the date of such final distribution. In any case where installment payments are to be paid or are being paid to a Beneficiary, any balance of unpaid installments upon or after said Beneficiary's death shall be payable to the estate of such Beneficiary.

               (d) Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. 12.2 (a Notwithstanding any other provision of the Plan, for periods beginning before January 1, 1999, any benefit payable to a Member shall commence no later than the April 1st of the calendar year following the calendar year in which such Member attains age 70 1/2; provided, however, if a Member attained age 70 1/2 prior to January 1, 1988, except as otherwise provided in Subsection 12.2(e), any benefit payable to such Member shall commence no later than the April 1st of the calendar year following the later of
         (i) the calendar year in which the Participant attains age 70 1/2 or
         (ii) the calendar year in which the Member retires. Notwithstanding the preceding provisions, for periods beginning on or after January 1, 1999, any benefit payable to a Member who is not a five percent owner (as described in Subsection (e)) shall commence no later than April 1st of the calendar year following the calendar year in which the Member retires. Any benefit payable hereunder shall be paid, in accordance with the Regulations, over a period not extending beyond the life expectancy of such Member or the joint life expectancies of such Member and his Beneficiary. Life expectancy for purposes of this Section shall not be recalculated annually in accordance with the Regulations.

               (b) If distribution of a Member's benefit has commenced prior to a Member's death, and such Member dies before his entire benefit is distributed to him, distribution of the remaining portion of the Member's benefit to the Member's Beneficiary shall be made at least as rapidly as under the method of distribution in effect on the date of the Member's death.

               (c) If a Member dies before distribution of his benefit has commenced, distributions to any Beneficiary shall be made on or before the December 31st of the calendar year which contains the fifth anniversary of the date of such Member's death; provided, however, that any distribution to a Beneficiary may be made over the life of the Beneficiary or a period not extending beyond the life expectancy of the Beneficiary. Such distribution shall commence not later than the December 31 of the calendar year immediately following the calendar year in which the Member died, or, in the event such Beneficiary is the Member's Surviving Spouse, not later than the date on which such Member would have attained age 70 1/2, if later (or, in either case, on any later date prescribed by Regulations). If such Member's Surviving Spouse dies after such Member's death but before distributions to such Surviving Spouse commence, this Subsection (c) shall be applied to require payment of any further benefits as if such Surviving Spouse were the Member.

               (d) Pursuant to Regulations, any benefits paid to a child shall be treated as if paid to a Member's Surviving Spouse if such amount will become payable to such Surviving Spouse on the child's attaining majority, or other designated event permitted by Regulations.

               (e) If a Member who is a five percent owner attained age 70 1/2 before January 1, 1988, any benefit payable to such Member shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Member attains age 70 1/2 or (ii) the earlier of (A) the calendar year within which the Member becomes a five percent owner or (B) the calendar year in which the Member retires. For purposes of this Subsection (e), a five percent owner shall mean a five percent owner of such Member's employer as defined in Section 416(i) of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Once distributions have begun to a five percent owner pursuant to this Subsection (e), they must continue even if the Member ceases to be a five percent owner in a subsequent year.

         12.3  Subject to Section 12.1(a)(iv) and the third sentence of this
Section 12.3, after a Member's termination of Service, the Member must make an election before payments will commence pursuant to the provisions of the Plan; provided, however, if the payee is the Member, the Member's spouse must consent, in writing, to such election or any revocation or change therein (unless the Committee makes a written determination in accordance with the Code and Regulations that no such consent is required). If a distribution is one to which the qualified joint and survivor and qualified preretirement survivor annuity rules do not apply and the Committee informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution or a particular distribution option, and the Member, after receiving such notice, affirmatively elects a distribution, the Committee may authorize the commencement of such distribution to begin as soon as administratively feasible in accordance with such administrative practices as determined by the Committee. In no event shall payment commence later than 60 days after the close of the Plan Year during which the later of the Member's attainment of age 65 or the termination of the Member's Service occurs, unless specifically authorized by the Member. In the case of a Beneficiary, all benefits shall be paid in one lump cash sum unless other optional methods of distribution which may be permissible under the Code and Regulations are made available to the Member or his Beneficiary by the Committee.

         12.4 In any case where distribution of any benefit amount from the Trust Fund is to be deferred, the Committee shall, upon the written request of the former Member, direct the Trustee to invest such benefit amount in the same manner as the normal Accounts maintained for Members pursuant to the Plan, from which account such payment shall be made. Any benefit amount so deferred pursuant to the foregoing sentence shall be held in the normal Accounts maintained for Members pursuant to the Plan.

                   SECTION 13  MAXIMUM AMOUNT OF ALLOCATION

         13.1 The provisions of this Section 13 shall govern notwithstanding any other provisions of the Plan.

         13.2 Except as otherwise provided in Section 13.3, Annual Additions to a Member's Account in respect of any Plan Year may not exceed the limitations set forth in Section 415 of the Code, which are incorporated herein by reference. For this purpose, the term "Annual Additions" shall have the meaning set forth in Section 415(c)(2) of the Code, as modified elsewhere in the Code and Regulations. For purposes of this Section 13.2, a Member's contributions shall be determined without regard to any amounts transferred to the Plan pursuant to Sections 7 and 8.

         13.3 In the event that the amounts which would otherwise be allocated to a Member's Account must be reduced by reason of Section 13.2, the amounts shall be allocated at the end of the next succeeding Plan Year first, to the extent permissible under Section 13.2 after taking account of contributions made for such succeeding Plan Year, to the Member's Account, and any unallocated portion of such amount shall be allocated to the Accounts of other Members as the Committee in its sole and uncontrolled discretion, based on nondiscriminatory standards, shall determine.

         13.4 The Committee shall, to the extent required by ERISA and in accordance with the Regulations in order to maintain the tax-qualified status of the Plan, apply the limitations contained in this Section 13 (after giving due consideration to the wishes of the Member) by taking into account the benefits payable and the contributions made under any other plans maintained by the Company or any Affiliate which are qualified under Section 401(a) of the Code, and if such other plan is a defined benefit plan, for periods beginning on or before December 13, 1999, the sum of the defined benefit plan fraction and the defined contribution plan fraction (as described in Section 415(e) of the Code, including Subsection (6) thereof) shall not exceed one.

                   SECTION 14  DESIGNATION OF BENEFICIARIES

         14.1 Each Member shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Member may from time to time revoke or change his beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. Notwithstanding the foregoing, if the Member is married, his spouse must consent, in writing, to such designation or any revocation or change therein (unless the Committee makes a written determination in accordance with the Code and Regulations that no such consent is required). The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Member's death, and in no event shall it be effective as of a date prior to such receipt.

         14.2 If no such beneficiary designation is in effect at the time of a Member's death, or if no designated Beneficiary survives the Member, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Member's Surviving Spouse, if any, or if the Member has no Surviving Spouse, then to his children, parents, brothers, and sisters, or other relatives as the Committee shall determine. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

                         SECTION 15  LOANS TO MEMBERS

         15.1 A Member may borrow from his interest in the Trust Fund once each Plan Year, subject to the following provisions of this Section 15.1 and to such additional standards as the Committee may adopt pursuant thereto, by making prior written application to the Committee on a form provided for that purpose by the Committee. Such application (hereinafter referred to as a "completed application") shall (a) specify the terms pursuant to which the loan is requested to be made, including the requested effective date, which shall be the last day of a month and no less than 15 days following the date the completed application is given to the Committee, (b) designate the extent, if any, that the loan will be made from fixed income or equity fund, in which the Member has an interest, (c) authorize the repayment of the loan through payroll deductions,
(d) provide such information and documentation as the Committee shall require, and (e) include a note, duly executed by the Member, granting a security interest in his entire interest in the Trust Fund to secure the loan.

         15.2 The Committee shall establish standards in accordance with ERISA and the Code, which shall be uniformly applicable to all Members similarly situated and shall govern the Committee's approval or disapproval of completed applications. The terms for each loan shall be set solely in accordance with such standards. Such standards shall prescribe the annual rate of interest to be charged on each loan to a Member under the Plan, which shall be determined by reference to the prevailing interest rates charged by commercial lenders under similar circumstances. Such standards may also prescribe a maximum percentage of a Member's pay which may be subjected to payroll deductions for loan repayment under varying circumstances, minimum and maximum repayment periods, a maximum and minimum loan amount, and other relevant factors. Each time a Member takes such a loan, he shall not be permitted to take a subsequent loan under the Plan until the first loan has been repaid in full. The maximum amount available for loan under the Plan shall not exceed the lesser of: (a) $50,000, or (b) 50% of the Member's Account as of the Valuation Date immediately following the date on which the Committee receives the completed application.

         15.3 The Committee shall, in accordance with its established standards, review and approve or disapprove a completed application as soon as practicable after its receipt thereof, and shall promptly notify the applying Member of such approval or disapproval. Notwithstanding the foregoing, the Committee may defer its review of a completed application, or defer payment of the proceeds of an approved loan, if the proceeds of the loan would otherwise be paid during the period commencing on December 1st and ending on the following January 31st. In addition, in the event the Trustee, in its sole discretion, determines that it is not reasonably and prudently able, in the interests of Members, to liquidate the necessary amount from any of the fixed income or equity funds to comply with all the designations in Members' completed applications in accordance with this Section 15.3, the Trustee shall notify the Committee, and the amount to be paid to each Member whose completed application designated that a loan be made from such fixed income or equity fund shall be reduced in proportion to the ratio which the aggregate amount that the Trustee has advised the Committee may prudently be liquidated bears to the aggregate amount which all such Members designated to be paid from such fixed income or equity fund.

         15.4 Subject to Section 15.3, the Committee, upon approval of a completed application, shall cancel all or any part of the Member's interest in the fixed income or equity funds in the aggregate amount, if any, necessary to make payment of the loan from each such Investment Fund to the extent designated in the completed application and shall direct the Trustee to transfer cash to the Member in such aggregate amount from each such Investment Fund. The Committee shall maintain sufficient records regarding such amounts to permit an accurate crediting of repayments of the loan.

         15.5 The unpaid balance owed by a Member on a loan under the Plan shall not reduce the amount credited to his or her Account. However, from the time of payment of the proceeds of the loan to the Member such Account shall he deemed invested, to the extent of such unpaid balance, in such loan until the complete repayment thereof or distribution from such Account.

         15.6 Each loan to a Member under the Plan shall be repaid in level amounts through regular payroll deductions; provided, however, that a Member shall be permitted to prepay a loan without penalty. Effective as of December 12, 1994, loan repayments by a Member who is performing service in the uniformed services (as defined in Chapter 43 of title 38, United States Code) will be suspended under the Plan as permitted under Section 414(u) of the Code. Except as otherwise permitted by the Code and the Regulations, each loan shall have a repayment period not to exceed five years, unless the loan is used to acquire any dwelling unit which within a reasonable period of time is to be used as the principal residence of the Member. Principal residence status shall be determined by the Committee at the time the loan is made. Repayments of principal and interest on a loan made to a Member under the Plan shall be made to the fixed income or equity fund in the same proportion as that in which each such Investment Fund was liquidated in order to make payment of the loan proceeds to the Member; provided, however, that, if a Member has elected, pursuant to Section 9.2 to have all or any portion of his interest in the fixed income or equity fund transferred to such other Investment Fund, then the aforementioned purchase proportion on repayment shall be adjusted pro rata by the Committee to reflect such transfer.

         15.7 Repayment of all loans under the Plan shall be secured by the Member's entire interest in the Trust Fund. If at any time prior to the full repayment of a loan to a Member under the Plan the Member should cease to be a Member by reason of his retirement, death or otherwise, or the Plan should terminate, the unpaid balance owed by the Member on the loan shall be due and payable immediately, and, to the extent not repaid, the amount of the distribution otherwise payable to the Member (or, in the case of his death, to his designated Beneficiary) shall be reduced by the amount owed on the loan at the time of such distribution. Such reduction shall constitute a complete discharge of all liability to the Plan for the loan.

                    SECTION 16  ADMINISTRATION OF THE PLAN

         16.1 The Committee shall have authority and responsibility for the administration and interpretation of the Plan, and, for purposes of ERISA, shall be the "administrator" of the Plan and its "named fiduciary" with respect to matters for which it is responsible; provided that the Board of Directors shall have the sole authority to amend, suspend or terminate the Plan, except as otherwise provided in Subsection 16.4(c) hereof. The Committee shall consist of not less than three persons, who need not be directors of Ward, as from time to time appointed by the Board of Directors. Any Committee member may resign and the Board of Directors may remove any Committee member, with or without cause, at any time. To the maximum extent permitted by ERISA, every action and determination of the Committee in accordance with this Section shall be final and binding upon each Member, Beneficiary, other Associate and every other person entitled to or claiming participation in the Plan or benefits from the Plan. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or to any of his rights or benefits under the Plan.

         16.2 The Committee shall appoint the Trustees, and may remove any Trustees in accordance with the Trust Agreement. Upon acceptance of their appointments, the Trustees shall have exclusive authority to manage and control the Trust Fund, subject to the provisions of the Plan and the Trust Agreement and, for purposes of ERISA, shall be the "named fiduciary" of the Plan with respect to matters for which they are responsible; provided that, as provided in the Trust Agreement, the Trustees may appoint one or more Investment Managers and may delegate authority to the Investment Managers so appointed as provided therein and permitted by ERISA.

         16.3 The Committee shall appoint an Administrative Director and may from time to time allocate or delegate to any subcommittee or member of the Committee, the Administrative Director and others, not necessarily Associates, such duties relative to compliance with the reporting and disclosure obligations of ERISA and the administration and interpretation of the Plan as it deems necessary or appropriate including matters involving the exercise of discretion. The Administrative Director may from time to time delegate to others not necessarily Associates, such of his duties as he deems necessary or appropriate. The Committee may remove, with or without cause, at any time the Administrative Director and any person to whom duties are delegated by the Committee or the Administrative Director in accordance with this Section.

         16.4 In furtherance of, and not by way of limitation on, the responsibilities and authority conferred on the Committee in Section 16.1 hereof, the Committee shall administer the Plan in accordance with its terms and provisions and shall have the following specific responsibilities and authorities:

               (a) to construe and interpret the Plan and determine all questions arising in its operation;

               (b) to develop and from time to time review a policy for funding the Plan which shall be consistent with the objectives of the Plan in accordance with the Regulations and to advise the Trustees of such policy and of any changes therein from time to time;

               (c) to make such amendments in the Plan and the Trust Agreement as it deems necessary or appropriate;

               (d) to receive reports from the Trustees and from the Administrative Director on the discharge of their duties and authority with respect to the Plan, including in the case of the Administrative Director the preparation, distribution and maintenance of all documents necessary or appropriate for compliance with the reporting, disclosure and recordkeeping requirements contained in ERISA, as well as such other records or data as may be necessary or appropriate for the proper administration of the plan;

               (e) to employ such certified public accountants, legal counsel and other persons as may be required by ERISA or as it shall otherwise deem necessary or appropriate in connection with the operation of the Plan;

               (f) to adopt such rules and procedures as the Committee deems necessary or appropriate in order to fulfill its responsibilities with respect to the Plan; provided that such rules and procedures are uniformly and consistently applied to persons in similar circumstances;

               (g) to hold regular meetings designed to insure the discharge of its responsibilities hereunder, and to maintain an accurate written record of all such meetings; and

               (h) to furnish the Board of Directors with reports, including subjects reported upon to it by the Trustees and the Administrative Director.

         16.5 Subject to the by-laws of the Company and the resolutions of the Board of Directors, the Committee shall establish its own rules of procedure and the time and place of its meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the Committee members at a meeting at which a quorum is present shall be the act of the Committee. Any action which may be taken at a meeting of the Committee may be taken without a meeting if a consent, in writing, setting forth the action so taken, shall be signed by all of the members of the Committee.

         16.6 The Company has entered into the Trust Agreement with the Trustees providing for the administration and management of the Trust Fund. All benefits and other amounts payable hereunder shall be paid exclusively from the Trust Fund, and neither the Company, the Committee, any Trustee, the Administrative Director, nor any director, officer, Associate or agent of the Company assumes any responsibility or liability therefor. The Trust Fund may be commingled for investment purposes with like separate trust funds of any other plans and trusts of Ward or any Affiliate which meet the requirements of Sections 401(a) and 501(a) of the Code. Each Member, each Beneficiary or each other person who shall claim the right to any payment under the Plan shall look exclusively to the Trust Fund therefor and shall not have any right or claim therefor against the Company, the Committee, any Trustee, the Administrative Director or any director, officer, Associate or agent of the Company. Except as otherwise required by ERISA, neither the Company, the Committee, the Administrative Director, nor any director, officer, Associate or agent of the Company shall be required to inquire into or be responsible for any act or failure to act of any Trustee or any Member. To the maximum extent permitted by ERISA and applicable state law, each member of the Committee, each Trustee, the Administrative Director and each director and officer of the Company, and each Associate who performs service on behalf of the

Plan or the Trust, shall be indemnified and saved harmless by the Company out of its own assets (including the proceeds of any insurance policy the premiums of which are paid by the Company) from and against any and all losses, costs and expenses (including any amounts paid in settlement of a claim with the Committee's approval) to which any of them may be subjected by reason of any act done or omitted to be done in good faith in their official capacities with respect to the Plan or the Trust Agreement, including all expenses reasonably incurred in their defense.

         16.7 (a) Any claim for benefits shall be submitted on a prescribed claim form to the claimant's local personnel department. If the claim is wholly or partially denied, written notice of the denial shall be furnished within 90 days after receipt of the claim; provided that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstances requiring an extension. The written notice denying the claim shall set forth the reasons for the denial, including specific reference to pertinent provisions of the Plan on which the denial is based, a description of any additional information necessary to perfect the claim and information regarding review of the claim and its denial.


               (b) All disputed claims for benefits shall be submitted within 60 days after receipt by the claimant of the written notice of denial to, and decided within a reasonable period of time by, the Administrative Director or one member of the Committee designated by its Chairman. Written notice of the decision on each such claim shall be furnished to the claimant within 60 days after receipt by the Administrative Director of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Committee within 60 days after delivery to the claimant of written notice of the decision. Such written request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold a hearing or conduct an independent investigation, and the decision on review shall be made as soon as possible after the Committee's receipt of the request for review, but in no event later than the third regularly scheduled meeting of the Committee after the Committee's receipt of the request for review. Written notice of the decision on review shall be promptly furnished to the claimant and shall include specific reasons for the decision. For all purposes under the Plan, such decision on claims (where no review is requested) and decision on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefits eligibility, the amount of benefits and as to any other matter of fact or interpretation relating to the Plan. In the case of a Member covered by a collective bargaining agreement, a disputed claim for benefits shall be governed by the grievance and arbitration procedures established under such agreement; provided, however, that, if such agreement permits, the Committee will review such a claim before it is referred to formal grievance procedures.

         16.8 Except as otherwise provided in the Plan or the Trust Agreement, all expenses and charges incurred in the administration and operation of the Plan and the Trust Agreement shall be paid out of the Trust Fund. No compensation shall be paid by the Plan to any member of the Committee, any Trustee or the Administrative Director if employed by the Company or any Affiliate, but said persons may be reimbursed for their reasonable expenses incurred in carrying out their duties, responsibilities and authority hereunder, and the compensation, or a properly allocable portion thereof, paid to other Associates who are involved in the administration of the Plan and all other properly allowable expenses shall, to the extent not paid by the Company, be treated as administrative expenses. No bond shall be required of the members of the Committee, the Trustees or the Administrative Director, except as otherwise required by law.

         16.9 Any notice, election, application, instruction, designation or other form of communication required to be given or submitted by any Member, other Associate or Beneficiary shall be in such form as is prescribed from time to time by the Committee, sent by first class mail or delivered in person to the Administrative Director of the Plan, Montgomery Ward & Co., Incorporated, Montgomery Ward Plaza, Chicago, Illinois 60671, and shall be deemed to be duly given only upon actual receipt thereof by the Administrative Director. Any notice, statement, report and other communication from the Company, the Committee or the Administrative Director to any Member, other Associate or Beneficiary required or permitted by the Plan shall be deemed to have been duly given when delivered to such person or mailed by first class mail to such person at his address last appearing on the records of the Company. Each person entitled to receive a payment under the Plan shall file in accordance herewith his complete mailing address and each change therein. A check or communication mailed to any person at his address on file with the Administrative Director shall be deemed to have been received by such person for all purposes of the Plan, and neither the Committee, the Administrative Director nor any Associate or agent of the Company shall be obliged to search for or ascertain the location of any such person except as required by ERISA. If the Administrative Director shall be in doubt as to whether payments are being received by the person entitled thereto, it may, by registered mail addressed to such person at his address last known to the Administrative Director, notify such person that all future payments will be withheld until such person submits to the Administrative Director his proper mailing address and such other information as the Administrative Director may reasonably request.

         16.10 Each Member shall file with the Committee such pertinent information concerning himself and his Beneficiary, and each Beneficiary shall file with the Committee such information concerning himself, as the Committee or the Administrative Director may specify, and in such manner and form as the Committee or Administrative Director may specify or provide, and no Member or Beneficiary shall have any right or be entitled to any benefits or further benefits under the Plan unless such information is filed by him or on his behalf.

         16.11 If the Committee receives notification from the Trustee of any trust fund established by the Company as a part of an employee benefit plan other than the Trust Fund that such Trustees have a claim against the Trust Fund by reason of overpayment or otherwise, then the Committee may, subject to the restrictions provided in Section 19.6, direct the Trustees to withhold further payments under the Plan, pay the amount of such claim to any court of competent jurisdiction or take any other action which the Committee shall deem appropriate.

         16.12 The Agent for the service of legal process of the Plan shall be the Secretary of Ward.

               SECTION 17  TERMINATION OF EMPLOYER PARTICIPATION

     17.1 Any Participating Company may terminate its participation in the Plan by giving the Committee prior written notice specifying a termination date which shall be the last day of a month at least 60 days subsequent to the date such notice is received by the Committee. The Committee may terminate any Participating Company's participation in the Plan, as of any termination date specified by the Committee, for the failure of the Participating Company to make proper contributions or to comply with any other provision of the Plan and shall terminate a Participating Company's participation upon complete and final discontinuance of the contributions. In the event of any such termination, the Committee shall promptly notify the IRS and request such determination as counsel to the Plan may recommend and as the Committee may deem desirable.

     17.2 Upon termination of the Plan as to any Participating Company, such Participating Company shall not make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or in respect of any Members then employed by such Participating Company except as provided in this
Section 17. To the maximum extent permitted by ERISA, any rights of Members no longer employed by such Participating Company and of former Members and their Beneficiaries and Surviving Spouses under the Plan shall be unaffected by such termination and any transfers, distributions or other dispositions of the assets of the Plan as provided in this Section 17 shall constitute a complete discharge of all liabilities under the Plan with respect to such Participating Company's participation in the Plan and any Member then employed by such Participating Company.

     Upon receipt by the Committee of IRS approval of such termination, the full current value of such amount shall be paid from the Trust Fund in the manner described in Section 18.4 or transferred to a successor employee benefit plan which is qualified under Section 401(a) of the Code; provided, however, that in the event of any transfer of assets to a successor employee benefit plan the provisions of Section 17.3 will apply. No advances against such payments shall be made prior to such receipt of approval, but after such receipt the

Committee, in its sole discretion, may direct the Trustee to make one or more advances in accordance with Section 12.1.

     All determinations, approvals and notifications referred to above shall be in form and substance and from a source satisfactory to counsel for the Plan. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.

     17.3 No transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Member would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.

          SECTION 18  AMENDMENT OR TERMINATION OF THE PLAN AND TRUST

     18.1 Subject to the provisions of Section 16.4(c), the Board of Directors reserves the right at any time to amend, suspend, discontinue or terminate the Plan, any contributions thereunder, the Trust, in whole or in part and for any or no reason and without the consent of any Participating Company, Member, Beneficiary or Surviving Spouse; and the Committee may adopt amendments as it deems necessary or appropriate. Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Board of Directors and the Committee. The Plan shall automatically be terminated upon complete and final discontinuance of contributions thereunder.

     18.2 Subject to the provisions of Section 18.1, any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Sections 401(a), 401(k), 401(m) and 501(a) of the Code or any other applicable section of law (including ERISA) and the Regulations issued thereunder.

     18.3 Notice of any amendment, modification, suspension or termination of the Plan shall be given by the Board of Directors or the Committee, whichever adopts the amendment to the other and to the Trustees and all Participating Companies and, where and to the extent required by law, to Members and other interested parties.

     18.4 Upon termination of the Plan, the Company shall not make any further contributions under the Plan and no amount shall thereafter be payable under the Plan in respect of any Member except as provided in this Section 18. To the maximum extent permitted by ERISA transfers, distributions or other dispositions of the assets of the Plan as provided in this Section 18 shall constitute a complete discharge of all liabilities under the Plan. The Committee shall remain in existence and all of the provisions of the Plan which in the opinion of the Committee are necessary for the execution of the Plan and the administration and distribution, transfer or other disposition of the assets of the Plan in accordance with this Section 18.4 shall remain in force. After (a) payment of or provision for all expenses and charges referred to in Sections 10.4 and
10.5 and appropriate adjustment of all Accounts for such expenses and charges in the manner described in Section 10.3, and (b) adjustment for profits and losses of the Trust to such termination date in the manner described in Section 10.3 the amount in each Account shall be held, administered, and distributed, transferred or otherwise disposed of in accordance with the following provisions of this Section 18.4.

     Upon receipt by the Committee of IRS approval of such termination, the assets of the Plan shall be applied for the benefit of Members, former Members, Beneficiaries and Surviving Spouses, to the extent of the amounts held under the Plan for their benefit, in such manner as the Committee shall determine.

     All determinations, approvals and notifications referred to above shall be in form and substance and from a source satisfactory to counsel.

     18.5 No transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Member would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.

     18.6 In no event shall any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and expenses as provided in
Section 10.4) be used for or diverted to any purposes other than for the exclusive benefit of Members and their Beneficiaries and Surviving Spouses under the Plan.

                SECTION 19  GENERAL LIMITATIONS AND PROVISIONS

     19.1 Each Member, former Member, Beneficiary and Surviving Spouse shall assume all risk in connection with any decrease in the value of the assets of the Trust and the Members' Accounts or special accounts and neither the Participating Companies nor the Committee shall be liable or responsible therefor.

     19.2 The Trust shall be the sole source of benefits under the Plan and, except as otherwise required by ERISA, the Company, the Committee and the Administrative Director assume no liability or responsibility for payment of such benefits, and each Member, Surviving Spouse, Beneficiary or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust for such payment and shall not have any right, claim or demand therefor against the Company, the Committee or the Administrative Director or any member thereof, or any associate or director of the Company.

     19.3 Nothing contained in the Plan shall give any associate the right to be retained in the employment of the Company or any of its subsidiaries or affiliated or associated corporations or affect the right of any such employer to dismiss any associate. The adoption and maintenance of the Plan shall not constitute a contract between the Company and any associate or consideration for, or an inducement to or condition of, the employment of any associate.

     19.4 Notwithstanding any other provision of this Plan, the payment of benefits to Members and their Beneficiaries, Surviving Spouses and other eligible survivors under the Plan may be paid as a part of and concomitantly with any benefits to which he is entitled under the Retirement Security Plan.

     19.5 If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

     19.6 (a) Except insofar as may otherwise be required by law or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable at any time under the Plan and the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the Plan and Trust, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then the Committee, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his spouse, children or other dependents, or any of them, in such manner and proportion as the Committee may deem proper. For purposes of the Plan, a "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a settlement agreement) which has been determined by the Committee in accordance with procedures established under the Plan, to contribute a qualified domestic relations order within the meaning of Section 414(p)(1) of the Code.

          (b) Notwithstanding the preceding Subsection (a) effective with respect to judgments, orders and decrees issued, and settlement agreements entered into, on or after August 5, 1997, the Plan shall not be treated as failing to meet the requirements of the preceding Subsection (a) solely by reason of any offset of a Member's benefits against an amount that the Member is ordered or required to pay to the Plan as a result of the Member's breach of fiduciary duty to the Plan or commission of a criminal act against the Plan to the extent permitted under Section 401(a)(13)(C)-
     (D) of the Code.

     19.7 If the Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Committee or the Company, and within three months after such mailing such person has not made written claim therefor, the Committee, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be cancelled on the records of the Plan and the amount thereof applied to reduce the contributions of the Company, and upon such cancellation, the Plan and the Trust shall have no further liability therefor except that, in the event such person later notifies the Committee of his whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him as provided in Section 12.

     19.8 Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the trust agreement which Ward shall enter into with the Trustees providing for the administration of the Trust Fund.

     19.9 Upon such terms and conditions as the Committee may approve, and subject to any required IRS approval, benefits may be provided under the Plan to a Member with respect to any period of his prior employment by any organization, and such benefits may be provided for, in whole or in part, by funds transferred, directly or indirectly (including a rollover from an individual retirement account, or an individual retirement annuity as described in Section 408 of the Code), to the Trust from an employee benefit plan of such organization which qualified under Section 401(a) of the Code.

     19.10 Effective as of December 12, 1994, notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code.

     19.11 Whenever used in the Plan the masculine gender includes the feminine.

     19.12 The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

     19.13 The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of Illinois.

                        SECTION 20 TOP HEAVY PROVISIONS

     20.1 The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. Notwithstanding any other provisions in the Plan, the provisions of this
Section 20 shall apply and supersede all other provisions in the Plan with respect to a Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

     20.2 For purposes of this Section 20 and as otherwise used in this Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean any entity affiliated with the Company within the meaning of Section 414(b), 414(c), 414(m) or 414(o) of the Code, except that for purposes of applying the provisions hereof with respect to the limitation on contributions, Section 415(h) of the Code shall apply.

          (b) "Aggregation Group" shall mean the group composed of each qualified retirement plan of the Company or an Affiliate in which a Key Associate is a participant and each other qualified retirement plan of the Company or an Affiliate which enables a plan of the Company or an Affiliate in which a Key Associate is a participant to satisfy Sections 401(a)(4) or 410(b) of the Code. In addition, the Company may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410(b) of the Code with such plan being taken into account.

          (c) "Key Associate" shall mean a "Key Employee" as defined in Section 416(i)(1) and (5) of the Code and Regulations promulgated thereunder.

          (d) "Top Heavy Plan" shall mean a "Top Heavy Plan" as defined in
     Section 416(g) of the Code and Regulations promulgated thereunder.

     20.3 Subject to Section 20.4, for each Plan Year that the Plan is a Top Heavy Plan, the Company's contribution (including contributions attributable to salary reduction) allocable to the Account of each Member who is in Service at the end of the Plan Year and who is not a Key Associate, shall not be less than the lesser of

(a) three percent of such Member's compensation (as described in Section 415 of the Code), or (b) the percentage at which contributions for such Plan Year are made and allocated on behalf of the Key Associate for whom such percentage is the highest. For the purpose of determining the appropriate percentage under Subsection (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Subsection (b) shall not be applicable if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410(b) of the Code.

     20.4 (a) For each Plan Year that the Plan is a Top Heavy Plan, one shall be substituted for 125% as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code.

          (b) If, after substituting 90% for 60% wherever the latter appears in
     Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of Subsection (a) hereof shall not be applicable if the minimum contribution by the Company allocable to the Account of any Member who is not a Key Associate as specified in Section 20.3 is determined by substituting "four percent" for "three percent".

     20.5 The Committee shall, to the extent permitted by the Code and in accordance with Regulations, apply the provisions of this Section 20 by taking into account the benefits payable and the contributions made under any other plans maintained by the Company or any of its subsidiaries or affiliated or associated entities which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or duplication of minimum benefits or contributions.

                                   MONTGOMERY WARD & CO., INCORPORATED

                                   By:  /s/ Philip Dobias
                                        -----------------------------------

                                   Its: VP Comp, Benefits and HR Strategy
                                        -----------------------------------
ATTEST:

By:  /s/ Jill S. Chapman
     --------------------------

Its: Benefits Director
     --------------------------